                                                                                                      BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                                        383 MADISON AVENUE
                                                                                                                  NEW YORK, NEW YORK 10179
                                                                                                                              212-272-4009

DATE:                                   July 12, 2007

TO:                                     Newcastle Mortgage Securities Trust 2007-1
ATTENTION:                              c/o Fortress Investment Group LLC
                                        Kay Khoo
TELEPHONE:                              619-881-6902
FACSIMILE:                              619-881-6930

FROM:                                   Derivatives Documentation
TELEPHONE:                              212-272-2711
FACSIMILE:                              212-272-9857

SUBJECT:                                Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):                    FXNSC9757

The purpose of this letter  agreement is to confirm the terms and conditions of the  Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns  Financial  Products Inc.  ("Party A") and  Newcastle  Mortgage  Securities  Trust 2007-1
("Party B"). This letter agreement  constitutes the sole and complete  "Confirmation,"  as referred to in the Master  Agreement  specified below, with respect to this Transaction.

1.  This  Confirmation is subject to and incorporates the 2000 ISDA Definitions  (the  "Definitions"),  as published by the  International
    Swaps and Derivatives  Association,  Inc. ("ISDA"). This Confirmation  supplements,  forms a part of and is subject to the ISDA Master
    Agreement dated as of July 12, 2007, between Party A and Party B (the agreement,  as amended and supplemented from time to time, being referred to herein as the "Master  Agreement").  All provisions  contained in, or incorporated  by reference to, the Master  Agreement shall govern the Transaction  referenced in this Confirmation  except as expressly  modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Interest Rate Swap
       Notional Amount:                     With respect to any  Calculation  Period,  the Notional  Amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          June 29, 2007

       Effective Date:                      July 12, 2007

       Termination Date:                    March 25, 2013,  provided,  however,  for the purposes of determining  the Floating Amount to be paid  in  respect  of the  final  Calculation  Period,  such  date  shall  be  subject  to adjustment in accordance with the Following Business Day Convention.

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

       Fixed Amounts:

              Fixed Rate Payer:             Party B

              Fixed Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  One Business Day prior to each Fixed Rate Payer Period
                                            End Date.

              Fixed Rate Payer
              Period End Dates:             The 25th  calendar day of each month  during the Term of this  Transaction,  commencing  July
                                            25, 2007 and ending on the Termination Date, with No Adjustment.

              Fixed Rate:                   5.07400%

              Fixed Amount:                 To be determined in accordance with the following formula:

                                            Scale Factor*Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

              Fixed Rate Day
              Count Fraction:               30/360

       Floating Amounts:

              Floating Rate Payer:          Party A

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  One  Business  Day prior to each  Floating  Rate Payer
                                            Period End Date.

              Floating Rate Payer
              Period End Dates:             The 25th  calendar day of each month  during the Term of this  Transaction,  commencing  July
                                            25, 2007 and ending on the  Termination  Date,  subject to adjustment in accordance  with the
                                            Business Day Convention.

              Floating Rate for initial
              Calculation Period:           To be determined

              Floating Rate Option:         USD-LIBOR-BBA

              Floating Amount:              To be determined in accordance with the following formula:

                                            Scale Factor*Floating Rate Option*Notional Amount*Floating Rate Day Count Fraction

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

              Designated Maturity:          One month

              Spread:                       None

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period

              Scale Factor                  250

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Additional Amount:                   In connection  with entering into this  Transaction  USD 5,687,000.  is payable by Party B to
                                            Party A on July 12, 2007.

       Calculation Agent:                   Party A

       NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES
       INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              Payments to PARTY A:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            Payments to Party B:
                                            Attention: Wells Fargo Bank, N.A.
                                            ABA # 121000248
                                            Account Name: SAS Clearing
                                            Account #: 3970771416
                                            FFC:  Newcastle 2007-1 # 53162601

Additional Provisions:
Non-Reliance.  Each party represents to the other party that (a) it has not received and is not relying upon any legal,  tax,  regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction,  other than representations  expressly made by that  other  party in this  Confirmation  and in the Master  Agreement  and (b) in  respect  of this  Transaction,  (i) it has the capacity to evaluate  (internally or through  independent  professional  advice) this  Transaction  and has made its own decision to enter into this Transaction and (ii) it understands the terms,  conditions and risks of this  Transaction and is willing to assume  (financially and otherwise) those risks.  Party B acknowledges  that Party A has advised Party B to consult its own tax,  accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Party B has done so.

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

This  Confirmation  may be executed in several  counterparts,  each of which shall be deemed an original but all of which  together  shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly sets forth the terms of the Transaction by signing in the space  provided  below and  returning  to Party A a facsimile  of the  fully-executed  Confirmation  to  212-272-9857.  For inquiries  regarding U.S.  Transactions,  please contact Derivatives  Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

We are very pleased to have executed this Transaction with you and we look forward to completing other  transactions  with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    _______________________________
       Name:
       Title:

Party B, acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade
Date.

NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:    _______________________________
       Name:
       Title:

am

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

                                                    SCHEDULE I

                                                                                 Notional Amount
      From and including                  To but excluding                            (USD)
________________________________________________________________________________________________
        Effective Date                        7/25/2007                           3,917,896.00
           7/25/2007                          8/25/2007                           3,865,100.00
           8/25/2007                          9/25/2007                           3,821,548.00
           9/25/2007                         10/25/2007                           3,771,720.00
          10/25/2007                         11/25/2007                           3,717,232.00
          11/25/2007                         12/25/2007                           3,657,696.00
          12/25/2007                          1/25/2008                           3,591,412.00
           1/25/2008                          2/25/2008                           3,517,848.00
           2/25/2008                          3/25/2008                           3,434,968.00
           3/25/2008                          4/25/2008                           3,344,504.00
           4/25/2008                          5/25/2008                           3,241,840.00
           5/25/2008                          6/25/2008                           3,132,264.00
           6/25/2008                          7/25/2008                           3,028,420.00
           7/25/2008                          8/25/2008                           2,931,272.00
           8/25/2008                          9/25/2008                           2,839,624.00
           9/25/2008                         10/25/2008                           2,753,696.00
          10/25/2008                         11/25/2008                           2,669,796.00
          11/25/2008                         12/25/2008                           2,588,264.00
          12/25/2008                          1/25/2009                           2,503,764.00
           1/25/2009                          2/25/2009                           2,409,984.00
           2/25/2009                          3/25/2009                           2,286,284.00
           3/25/2009                          4/25/2009                           2,034,520.00
           4/25/2009                          5/25/2009                           1,523,264.00
           5/25/2009                          6/25/2009                           1,287,472.00
           6/25/2009                          7/25/2009                           1,248,396.00
           7/25/2009                          8/25/2009                           1,212,276.00
           8/25/2009                          9/25/2009                           1,178,344.00
           9/25/2009                         10/25/2009                           1,146,624.00
          10/25/2009                         11/25/2009                           1,115,884.00
          11/25/2009                         12/25/2009                           1,087,576.00
          12/25/2009                          1/25/2010                           1,059,416.00
           1/25/2010                          2/25/2010                           1,011,980.00
           2/25/2010                          3/25/2010                            936,316.00
           3/25/2010                          4/25/2010                            835,272.00
           4/25/2010                          5/25/2010                            685,924.00
           5/25/2010                          6/25/2010                            614,292.00
           6/25/2010                          7/25/2010                            595,756.00
           7/25/2010                          8/25/2010                            578,388.00
           8/25/2010                          9/25/2010                            561,632.00
           9/25/2010                         10/25/2010                            546,048.00
          10/25/2010                         11/25/2010                            531,000.00
          11/25/2010                         12/25/2010                            517,652.00
          12/25/2010                          1/25/2011                            504,708.00
           1/25/2011                          2/25/2011                            492,416.00
           2/25/2011                          3/25/2011                            480,200.00

Reference Number:  FXNSC9757
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

           3/25/2011                          4/25/2011                            469,816.00
           4/25/2011                          5/25/2011                            459,136.00
           5/25/2011                          6/25/2011                            447,200.00
           6/25/2011                          7/25/2011                            435,944.00
           7/25/2011                          8/25/2011                            424,968.00
           8/25/2011                          9/25/2011                            414,140.00
           9/25/2011                         10/25/2011                            403,816.00
          10/25/2011                         11/25/2011                            393,352.00
          11/25/2011                         12/25/2011                            383,960.00
          12/25/2011                          1/25/2012                            374,824.00
           1/25/2012                          2/25/2012                            365,880.00
           2/25/2012                          3/25/2012                            355,768.00
           3/25/2012                          4/25/2012                            344,936.00
           4/25/2012                          5/25/2012                            335,160.00
           5/25/2012                          6/25/2012                            325,120.00
           6/25/2012                          7/25/2012                            316,912.00
           7/25/2012                          8/25/2012                            308,796.00
           8/25/2012                          9/25/2012                            300,728.00
           9/25/2012                         10/25/2012                            293,012.00
          10/25/2012                         11/25/2012                            285,208.00
          11/25/2012                         12/25/2012                            278,208.00
          12/25/2012                          1/25/2013                            271,352.00
           1/25/2013                          2/25/2013                            264,800.00
           2/25/2013                      Termination Date                         258,224.00

                                                                                                      BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                                        383 MADISON AVENUE
                                                                                                                  NEW YORK, NEW YORK 10179
                                                                                                                              212-272-4009

DATE:                                   July 12, 2007

TO:                                     Newcastle Mortgage Securities Trust 2007-1
ATTENTION:                              c/o Fortress Investment Group LLC
                                        Kay Khoo
TELEPHONE:                              619-881-6902
FACSIMILE:                              619-881-6980

FROM:                                   Derivatives Documentation
TELEPHONE:                              212-272-2711
FACSIMILE:                              212-272-9857

SUBJECT:                                Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):                    FXNCC9759

The purpose of this letter  agreement is to confirm the terms and conditions of the  Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns  Financial  Products Inc.  ("Party A") and  Newcastle  Mortgage  Securities  Trust 2007-1
("Party B"). This letter agreement  constitutes the sole and complete  "Confirmation,"  as referred to in the Master  Agreement  specified below, with respect to this Transaction.

1.  This  Confirmation is subject to and incorporates the 2000 ISDA Definitions  (the  "Definitions"),  as published by the  International
    Swaps and Derivatives  Association,  Inc. ("ISDA"). This Confirmation  supplements,  forms a part of and is subject to the ISDA Master
    Agreement dated as of July 12, 2007, between Party A and Party B (the agreement,  as amended and supplemented from time to time, being referred to herein as the "Master  Agreement").  All provisions  contained in, or incorporated  by reference to, the Master  Agreement shall govern the Transaction  referenced in this Confirmation  except as expressly  modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

                                            Notional Amount:           With respect to any Calculation  Period, the Notional Amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          June 29, 2007

       Effective Date:                      April 27, 2009

       Termination Date:                    June 25, 2014, subject to adjustment in accordance with the Business Day Convention.

       Fixed Amount (Premium):

Reference Number:  FXNCC9759
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

              Fixed Rate Payer:             Party B

              Fixed Rate Payer
              Payment Date:                 July 12, 2007

              Fixed Amount:                 USD 93,000

       Floating Amounts:

              Floating Rate Payer:          Party A

              Cap Rate:                     With  respect  to any  Calculation  Period,  the Cap Rate set  forth  for  such  period  in
                                            Schedule I attached hereto.
              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  One Business Day prior to each  Floating  Rate Payer
                                            Period End Date.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month during the Term of this  Transaction,  commencing May 25,
                                            2009 and  ending on the  Termination  Date,  subject to  adjustment  in  accordance  with the
                                            Business Day Convention.

              Floating Rate Option:         USD-LIBOR-BBA

              Floating Amount:              To be determined in accordance with the following formula:

                                            Scale Factor*Floating Rate Option*Notional Amount*Floating Rate Day Count Fraction

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period

              Compounding:                  Inapplicable

              Scale Factor:                 250

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Party A

Reference Number:  FXNCC9759
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

       NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES
       INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              Payments to Party A:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            Payments to Party B:
                                            Attention: Wells Fargo Bank, N.A.
                                            ABA # 121000248
                                            Account Name: SAS Clearing
                                            Account #: 3970771416
                                            FFC: Newcastle 2007-1 # 53162602

Additional Provisions:
Non-Reliance.  Each party represents to the other party that (a) it has not received and is not relying upon any legal,  tax,  regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction,  other than representations  expressly made by that  other  party in this  Confirmation  and in the Master  Agreement  and (b) in  respect  of this  Transaction,  (i) it has the capacity to evaluate  (internally or through  independent  professional  advice) this  Transaction  and has made its own decision to enter into this Transaction and (ii) it understands the terms,  conditions and risks of this  Transaction and is willing to assume  (financially and otherwise) those risks.  Party B acknowledges  that Party A has advised Party B to consult its own tax,  accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Party B has done so.

Reference Number:  FXNCC9759
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

This  Confirmation  may be executed in several  counterparts,  each of which shall be deemed an original but all of which  together  shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly sets forth the terms of the Transaction by signing in the space  provided  below and  returning  to Party A a facsimile  of the  fully-executed  Confirmation  to  212-272-9857.  For inquiries  regarding U.S.  Transactions,  please contact Derivatives  Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other  transactions  with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    _______________________________
       Name:
       Title:

Party B, acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade
Date.

NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:    _______________________________
       Name:
       Title:

am

Reference Number:  FXNCC9759
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

                                                       SCHEDULE I

                                                                       Notional Amount
     From and including           To but excluding                          (USD)                            Cap Rate
_____________________________________________________________________________________________________________________
       Effective Date                25-May-09                            342,908.99                          8.17%
         25-May-09                   25-Jun-09                            479,062.63                          8.16%
         25-Jun-09                   25-Jul-09                            446,769.81                          8.18%
         25-Jul-09                   25-Aug-09                            425,563.05                          8.63%
         25-Aug-09                   25-Sep-09                            403,970.56                          8.80%
         25-Sep-09                   25-Oct-09                            381,674.14                          8.79%
         25-Oct-09                   25-Nov-09                            359,864.27                          8.79%
         25-Nov-09                   25-Dec-09                            337,048.64                          8.79%
         25-Dec-09                   25-Jan-10                            315,472.50                          8.83%
         25-Jan-10                   25-Feb-10                            314,521.53                          9.53%
         25-Feb-10                   25-Mar-10                            343,126.03                          9.91%
         25-Mar-10                   25-Apr-10                            398,414.05                          9.91%
         25-Apr-10                   25-May-10                            503,243.49                          9.91%
         25-May-10                   25-Jun-10                            531,561.17                          9.90%
         25-Jun-10                   25-Jul-10                            507,954.08                          9.90%
         25-Jul-10                   25-Aug-10                            525,322.08                          10.02%
         25-Aug-10                   25-Sep-10                            542,078.08                          10.12%
         25-Sep-10                   25-Oct-10                            557,001.37                          10.11%
         25-Oct-10                   25-Nov-10                            564,184.98                          10.10%
         25-Nov-10                   25-Dec-10                            557,812.63                          10.10%
         25-Dec-10                   25-Jan-11                            542,126.61                          10.10%
         25-Jan-11                   25-Feb-11                            526,560.68                          10.21%
         25-Feb-11                   25-Mar-11                            511,669.71                          10.31%
         25-Mar-11                   25-Apr-11                            495,677.19                          10.30%
         25-Apr-11                   25-May-11                            480,691.15                          10.29%
         25-May-11                   25-Jun-11                            467,652.19                          10.28%
         25-Jun-11                   25-Jul-11                            454,605.45                          10.27%
         25-Jul-11                   25-Aug-11                            441,932.57                          10.26%
         25-Aug-11                   25-Sep-11                            429,747.73                          10.25%
         25-Sep-11                   25-Oct-11                            417,677.57                          10.24%
         25-Oct-11                   25-Nov-11                            406,349.23                          10.23%
         25-Nov-11                   25-Dec-11                            394,534.31                          10.22%
         25-Dec-11                   25-Jan-12                            383,032.86                          10.21%
         25-Jan-12                   25-Feb-12                            371,891.26                          10.22%
         25-Feb-12                   25-Mar-12                            362,447.80                          10.23%
         25-Mar-12                   25-Apr-12                            354,245.17                          10.22%
         25-Apr-12                   25-May-12                            345,496.97                          10.21%
         25-May-12                   25-Jun-12                            337,509.59                          10.20%
         25-Jun-12                   25-Jul-12                            328,173.50                          10.19%
         25-Jul-12                   25-Aug-12                            319,215.58                          10.19%
         25-Aug-12                   25-Sep-12                            310,667.09                          10.19%
         25-Sep-12                   25-Oct-12                            302,211.55                          10.18%
         25-Oct-12                   25-Nov-12                            294,276.90                          10.17%
         25-Nov-12                   25-Dec-12                            285,959.38                          10.16%
         25-Dec-12                   25-Jan-13                            277,907.57                          10.15%

Reference Number:  FXNCC9759
Newcastle Mortgage Securities Trust 2007-1
July 12, 2007

         25-Jan-13                   25-Feb-13                            269,950.36                          10.15%
         25-Feb-13                   25-Mar-13                            262,404.94                          10.15%
         25-Mar-13                   25-Apr-13                            506,884.80                          10.14%
         25-Apr-13                   25-May-13                            493,507.72                          10.13%
         25-May-13                   25-Jun-13                            480,487.77                          10.12%
         25-Jun-13                   25-Jul-13                            467,815.27                          10.11%
         25-Jul-13                   25-Aug-13                            455,480.83                          10.10%
         25-Aug-13                   25-Sep-13                            443,475.30                          10.09%
         25-Sep-13                   25-Oct-13                            431,789.79                          10.08%
         25-Oct-13                   25-Nov-13                            420,415.65                          10.06%
         25-Nov-13                   25-Dec-13                            409,344.47                          10.05%
         25-Dec-13                   25-Jan-14                            398,568.06                          10.04%
         25-Jan-14                   25-Feb-14                            388,078.48                          10.03%
         25-Feb-14                   25-Mar-14                            377,867.98                          10.02%
         25-Mar-14                   25-Apr-14                            367,929.04                          10.01%
         25-Apr-14                   25-May-14                            358,254.33                          10.00%
         25-May-14                Termination Date                        348,836.73                          9.99%

(Multicurrency - Cross Border)

                                                                 ISDA®
                                             International Swap Dealers Association, Inc.

                                                           MASTER AGREEMENT

                                                       dated as of July 12, 2007

BEAR STEARNS FINANCIAL PRODUCTS INC.                         and   NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

have entered and/or  anticipate  entering into one of more  transactions  (each a  "Transaction")  that are or will be governed by this
Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and  the  documents  and  other  confirming  evidence  (each  a
"Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.       Interpretation

(a)      Definitions.  The terms  defined in Section 14 and in the Schedule  will have the meanings  therein  specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other  provisions of this
Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this
Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into  in  reliance  on the  fact  that  this  Master  Agreement  and  all
Confirmations form a single agreement between the parties  (collectively  referred to as this  "Agreement"),  and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)      Each party will make each payment or delivery  specified in each  Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii)     Payments  under  this  Agreement  will be made on the due date for  value on that  date in the  place of the  account specified in the relevant  Confirmation  or otherwise  pursuant to this  Agreement,  in freely  transferable  funds and in the manner  customary for payments in the required  currency.  Where  settlement is by delivery  (that is, other than by payment), such delivery will be made for receipt on the due date in the manner  customary for the relevant  obligation  unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each  obligation  of each party under  Section  2(a)(i) is subject to (1) the  condition  precedent  that no Event of
         Default or  Potential  Event of Default with respect to the other party has  occurred  and is  continuing,  (2) the  condition precedent that no Early  Termination Date in respect of the relevant  Transaction has occurred or been effectively  designated and (3) each other applicable condition precedent specified in this Agreement.

(b)      Change of  Account.  Either  party may change its account  for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business Days prior to the scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting.  If on any date amounts would otherwise be payable: —

         (i)      in the same currency; and

         (ii)     in respect of the same Transaction,

by each party to the other.  then,  on such date,  each party's  obligation  to make  payment of any such amount will be  automatically satisfied  and  discharged  and, if the  aggregate  amount that would  otherwise  have been payable by one party  exceeds the aggregate amount  that would  otherwise  have been  payable  by the other  party,  replaced  by an  obligation  upon the party by whom the larger aggregate  amount  would  have been  payable  to pay to the other  party the excess of the larger  aggregate  amount  over the  smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be determined  in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless  of whether such amounts are payable in respect of the same  Transaction.  The election may be made in the Schedule or a Confirmation by specifying that  subparagraph (ii) above will not apply to the  Transactions  identified as being subject to the  election,  together with the starting date (in which case  subparagraph
(ii) above will not, or will cease to, apply to such  Transactions  from such date). This election may be made separately for different groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive  payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)      Gross-Up.  All payments under this  Agreement will be made without any deduction or withholding  for or on account of any Tax unless such deduction or  withholding  is required by any applicable  law, as modified by the practice of any relevant governmental  revenue  authority,  then in effect.  If a party is so  required  to deduct or  withhold,  then that party ("X")
         will: —

                  (1)      promptly notify the other party ("Y") of such requirement;

                  (2)      pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including  the full amount  required to be  deducted  or withheld  from any  additional  amount paid by X to Y under this  Section  2(d))
                  promptly upon the earlier of determining  that such  deduction or  withholding  is required or receiving  notice that such amount has been assessed against Y;

                  (3)      promptly  forward  to Y an  official  receipt  (or a  certified  copy),  or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

                  (4)      if such Tax is an Indemnifiable  Tax, pay to Y, in addition to the payment to which Y is otherwise  entitled under this  Agreement,  such additional  amount as is necessary to ensure that the net amount actually  received by Y
                  (free and clear of  Indemnifiable  Taxes.  whether  assessed  against X or Y) will equal ft full  amount Y would have received had no such deduction or withholding  been required.  However,  X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: —

                           (A)      the failure by Y to comply with or perform any agreement  contained in Section  4(a)(i),  4(a)(iii)
                           or 4(d); or

                           (B)      the failure of a  representation  made by Y pursuant to Section 3(f) to be accurate and true unless such failure  would not have  occurred but for (I) any action taken by a taxing  authority,  or brought in a court of competent jurisdiction,  on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (II) a Change in Tax
                           Law.

                                                                        2

         (ii)     Liability.  If: —

                  (1)      X is required by any  applicable  law, as modified  by the  practice of any  relevant  governmental  revenue authority,  to make any  deduction or  withholding  in respect of which X would not be required to pay an  additional amount to Y under Section 2(d)(i)(4);

                  (2)      X does not so deduct or withhold; and

                  (3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such  liability  (including  any related  liability  for  interest,  but  including  any related  liability  for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default  Interest;  Other Amounts.  Prior to the occurrence or effective  designation of an Early  Termination Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment  obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same currency as such overdue  amount,  for the period from (and  including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective  designation of an Early  Termination  Date in respect of the  relevant  Transaction,  a party  defaults  in the  performance  of any  obligation  required  to be settled by  delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party  represents  to the other party (which  representations  will be deemed to be repeated by each party on each date on which a
Transaction  is entered  into and, in the case of the  representations  in Section  3(f),  at all times until the  termination  of this
Agreement) that: —

(a)      Basic Representations.

         (i)      Status.  It is duly  organised  and  validly  existing  under the laws of the  jurisdiction  of its  organisation  or incorporation and, if relevant under such laws, in good standing;

         (ii)     Powers.  It has the power to execute this Agreement and any other  documentation  relating to this Agreement to which it is a party,  to deliver this Agreement and any other  documentation  relating to this Agreement that it is required by this
         Agreement to deliver and to perform its  obligations  under this Agreement and any obligations it has under any Credit Support
         Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii)    No  Violation  or  Conflict.  Such  execution,  delivery  and  performance  do not violate or  conflict  with any law applicable  to it, any  provision  of its  constitutional  documents,  any order or judgment  of any court or other  agency of government  applicable  to it or any of its assets or any  contractual  restriction  binding on or  affecting it or any of its assets;

         (iv)     Consents.  All  governmental  and other  consents  that are required to have been obtained by it with respect to this
         Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v)      Obligations  Binding.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party constitute  its legal,  valid and binding  obligations,  enforceable  in accordance  with their  respective  terms (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors'  rights  generally and subject, as to enforceability,  to equitable  principles of general  application  (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                        3

(b)      Absence of Certain  Events.  No Event of Default or Potential  Event of Default or, to its knowledge,  Termination  Event with respect to it has  occurred  and is  continuing  and no such event or  circumstance  would  occur as a result of its  entering  into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)      Absence  of  Litigation.  There is not  pending  or, to its  knowledge,  threatened  against it or any of its  Affiliates  any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental body, agency or official or any arbitrator that is likely to affect the  legality,  validity or  enforceability  against it of this  Agreement or any Credit  Support  Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of  Specified  Information.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the  Schedule  is, as of the date of the  information,  true, accurate and complete in every material respect.

(e)      Payer Tax Representation.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section
3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the  Schedule  as being  made by it for the  purpose  of this
Section 3(f) is accurate and true.

4.       Agreements

Each party  agrees  with the other that,  so long as either  party has or may have any  obligation  under this  Agreement  or under any
Credit Support Document to which it is a party: —

(a)      Furnish  Specified  Information.  It will deliver to the other party or, in certain cases under  subparagraph  (iii) below, to such government or taxing authority as the other party reasonably directs: —

         (i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii)     any other documents specified in the Schedule of any Confirmation; and

         (iii)    upon  reasonable  demand by such other party,  any form or document that may be required or  reasonably  requested in writing in order to allow such other  party or its Credit  Support  Provider  to make a payment  under this  Agreement  or any applicable  Credit Support  Document  without any deduction or withholding for or on account of any Tax or with such deduction or  withholding  at a reduced rate (so long as the  completion,  execution or  submission  of such form or document  would not materially  prejudice  the  legal or  commercial  position  of the party in  receipt  of such  demand),  with any such form or document to be accurate and  completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)      Maintain  Authorisations.  It will use all  reasonable  efforts to  maintain  in full force and  effect  all  consents  of any governmental  or other  authority that are required to be obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws. It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform  its  obligations  under this  Agreement  or any Credit  Support
Document to which it is a party.

(d)      Tax Agreement.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

                                                                        4

(e)      Payment  of Stamp  Tax.  Subject  to  Section  11, it will pay any Stamp Tax  levied or  imposed  upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised,  managed and  controlled.  or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this  Agreement is located  ("Stamp Tax  Jurisdiction")  and will  indemnify the other party against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution  or  performance  of this  Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events or Default and Termination Events

(a)      Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit  Support  Provider of such  party or any  Specified  Entity of such  party of any of the  following  events  constitutes  an event of  default  (an "Event of
Default") with respect to such party: —

         (i)      Failure to Pay or Deliver.  Failure by the party to make,  when due,  any payment  under this  Agreement  or delivery under  Section  2(a)(i) or 2(e)  required  to be made by it if such  failure  is not  remedied  on or before  the third  Local
         Business Day after notice of such failure is given to the party;

         (ii)     Breach of  Agreement.  Failure by the party to comply  with or perform any  agreement  or  obligation  (other than an obligation  to make any  payment  under this  Agreement  or  delivery  under  Section  2(a)(i) or 2(e) or to give  notice of a
         Termination  Event or any agreement or obligation under Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in  accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

                  (1)      Failure by the party or any Credit  Support  Provider of such party to comply with or perform any  agreement or obligation to be complied with or performed by it in accordance  with any Credit Support  Document if such failure is continuing after any applicable grace period has elapsed;

                  (2)      the  expiration  or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit
                  Support  Document  to be in full force and effect for the  purpose of this  Agreement  (in either  case other than in accordance  with its terms) prior to the  satisfaction  of all  obligations  of such party under each  Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3)      the party or such Credit  Support  Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv)     Misrepresentation.  A  representation  (other than a  representation  under  Section 3(e) or (f)) made or repeated or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement  or any
         Credit Support  Document  proves to have been incorrect or misleading in any material  respect when made or repeated or deemed to have been made or repeated;

         (v)      Default  under  Specified  Transaction.  The  party,  any Credit  Support  Provider  of such party or any  applicable
         Specified Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect to any applicable  notice requirement or grace period,  there occurs a liquidation  of, an acceleration  of obligations  under, or an early  termination of, that Specified  Transaction,  (2) defaults,  after giving effect to any applicable notice  requirement or grace period, in making any payment or delivery  due on the last  payment,  delivery or exchange  date of, or any payment on early  termination of, a Specified  Transaction  (or such default  continues  for at least three Local  Business  Days if there is no  applicable notice  requirement or grace period) or (3)  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified
         Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi)     Cross  Default.  If "Cross  Default"  is  specified  in the  Schedule as applying  to the party,  the  occurrence  or existence of (1) a default, event of default or other similar condition or event (however

                                                                        5

         described) in respect of such party,  any Credit  Support  Provider of such party or any applicable  Specified  Entity of such party  under one or more  agreements  or  instruments  relating  to  Specific  Indebtedness  of any of them  (individually  or collectively)  in an aggregate  amount of not less than the applicable  Threshold  Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness  becoming,  or becoming  capable at such time of being declared,  due and payable under such  agreements or  instruments,  before it would  otherwise  have been due and payable or (2) a default by such party, such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more payments on the due date  thereof  in an  aggregate  amount  of not less  than the  applicable  Threshold  Amount  under  such  agreements  or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii)    Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                  (1) is dissolved  (other than  pursuant to a  consolidation,  amalgamation  or merger);  (2) becomes  insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due;
                  (3) makes a general assignment,  arrangement or composition with or for the benefit of its creditors;  (4) institutes or has  instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency  law or other similar law affecting  creditors'  rights,  or a petition is presented for its winding-up or liquidation,  and, in the case of any such proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of  insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation  or (B) is not  dismissed,  discharged,  stayed or restrained in each case within 30 days of the institution or presentation  thereof,  (5) has a resolution  passed for its winding-up, official management or liquidation (other than pursuant to a consolidation,  amalgamation or merger);
                  (6) seeks or becomes subject to the appointment of an administrator,  provisional liquidator,  conservator, receiver, trustee,  custodian or other similar  official for it or for all or substantially  all its assets;  (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment,  sequestration or other legal process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained,  in each case within 30 days thereafter;  (8) causes or is subject to any event with respect to it which. under the applicable laws of any  jurisdiction,  has an analogous effect to any of the events  specified in clauses (1) to (7) (inclusive);  or
                  (9) takes any action in furtherance  of, or indicating its consent to,  approval of, or  acquiescence  in, any of the foregoing acts; or

         (viii)   Merger Without  Assumption.  The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges  with or into,  or  transfers  all or  substantially  all its assets to,  another  entity  and,  at the time of such consolidation, amalgamation, merger or transfer: -

                  (1)      the  resulting,  surviving or transferee  entity fails to assume all the  obligations  of such party or such
                  Credit Support  Provider under this Agreement or any Credit  Support  Document to which it or its  predecessor  was a party by operation of law or pursuant to an agreement  reasonably  satisfactory to the other party to this Agreement;
                  or

                  (2)      the benefits of any Credit Support  Document fail to extend  (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)      Termination  Events.  The  occurrence at any time with respect to a party or, if applicable,  any Credit  Support  Provider of such party or any Specified  Entity of such party of any event specified  below  constitutes an Illegality if the event is specified in
(i) below,  a Tax Event if the event is  specified  in (ii) below or a Tax Event Upon Merger if the event is  specified in (iii) below, and, if specified to be applicable, a Credit Event

                                                                        6

Upon Merger if the event is specified  pursuant to (iv) below or an Additional  Termination Event if the event is specified pursuant to
(v) below:—

         (i)      Illegality.  Due to the adoption of, or any change in, any  applicable  law after the date on which a Transaction  is entered  into,  or due to the  promulgation  of, or any change in, the  interpretation  by any court,  tribunal or  regulatory authority with competent  jurisdiction  of any applicable law after such date. it becomes  unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

                  (1)      to perform any absolute or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material  provision of this Agreement relating to such Transaction; or

                  (2)      to perform, or for any Credit Support Provider of such party to perform,  any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii)     Tax Event. Due to (x) any action taken by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax Law, the party (which will be the Affected  Party) will,  or there is a substantial  likelihood that it will, on the next succeeding  Scheduled Payment Date (1) be required to pay to the other party an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of  interest  under
         Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment  from which an amount is required to be deducted or withheld for or on account of a Tax  (except in  respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) and no  additional  amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii)    Tax Event Upon Merger.  The party (the "Burdened  Party") on the next succeeding  Scheduled  Payment Date will either
         (1) be required to pay an additional  amount in respect of an Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount has been  deducted  or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an additional amount  (other  than by reason of  Section  2(d)(i)(4)(A)  or (B)),  in either  case as a result of a party  consolidating  or amalgamating  with, or merging with or into, or  transferring  all or  substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv)     Credit Event Upon Merger.  If "Credit Event Upon Merger" is specified in the Schedule as applying to the party,  such party ("X"),  any Credit Support Provider of X or any applicable  Specified  Entity of X consolidates or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to, another entity and such action does not constitute an event  described in Section  5(a)(viii)  but the  creditworthiness  of the  resulting,  surviving or  transferee  entity is materially  weaker than that of X, such Credit Support  Provider or such  Specified  Entity,  as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

         (v)      Additional  Termination  Event.  If  any  "Additional  Termination  Event"  is  specified  in  the  Schedule  or  any
         Confirmation as applying.  the occurrence of such event (and, in such event.  the Affected Party or Affected  Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)      Event of Default and  Illegality.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of
Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                                                        7

6.       Early Termination

(a)      Right to Terminate  Following  Event of Default.  If at any time an Event of Default with respect to a party (the  "Defaulting
Party") has occurred and is then continuing,  the other party (the "Non-defaulting  Party") may, by not more than 20 days notice to the
Defaulting  Party  specifying  the relevant  Event of Default,  designate a day not earlier than the day such notice is effective as an
Early  Termination Date in respect of all outstanding  Transactions.  If, however,  "Automatic  Early  Termination" is specified in the
Schedule as applying to a party,  then an Early  Termination  Date in respect of all outstanding  Transactions  will occur  immediately upon the  occurrence  with respect to such party of an Event of Default  specified in Section  5(a)(vii)(l),  (3),  (5), (6) or, to the
extent  analogous  thereto,  (8),  and  as of the  time  immediately  preceding  the  institution  of the  relevant  proceeding  or the presentation  of the relevant  petition  upon the  occurrence  with  respect to such party of an Event of Default  specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i)      Notice. If a Termination  Event occurs, an Affected Party will,  promptly upon becoming aware of it, notify the other party,  specifying  the  nature  of that  Termination  Event and each  Affected  Transaction  and will  also  give such  other information about that Termination Event as the other party may reasonably require.

         (ii)     Transfer to Avoid  Termination  Event.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected  Party,  the
         Affected  Party will,  as a condition to its right to designate an Early  Termination  Date under  Section  6(b)(iv),  use all reasonable  efforts  (which  will not  require  such party to incur a loss,  excluding  immaterial,  incidental  expenses)  to transfer  within 20 days after it gives notice under Section  6(b)(i) all its rights and  obligations  under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such
         20 day period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under  Section
         6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and  conditional  upon the prior written  consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii)    Two Affected  Parties.  If an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there are two Affected
         Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under
         Section 6(b)(i) on action to avoid that Termination Event.

         (iv)     Right to Terminate.  If:—

                  (1)      a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions within 30 days after an Affected Party gives notice under Section
                  6(b)(i); or

                  (2)      an  Illegality  under Section  5(b)(i)(2),  a Credit Event Upon Merger or an  Additional  Termination  Event
                  occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality,  the Burdened  Party in the case of a Tax Event Upon Merger,  any Affected Party in the case of a Tax Event or an Additional  Termination  Event if there is more than one Affected  Party,  or the party which is not the  Affected  Party in the case of a Credit  Event Upon Merger or an  Additional  Termination  Event if there is only one
         Affected  Party may, by not more than 20 days notice to the other party and provided  that the relevant  Termination  Event is then

                                                                        8

         continuing,  designate a day not earlier than the day such notice is effective as an Early  Termination Date in respect of all
         Affected Transactions.

(c)      Effect of Designation.

         (i)      If notice  designating an Early  Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii)     Upon the occurrence or effective  designation of an Early  Termination  Date, no further payments or deliveries under
         Section 2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other provisions of this Agreement.  The amount,  if any, payable in respect of an Early  Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i)      Statement.  On or as soon as reasonably  practicable  following the  occurrence of an Early  Termination  Date,  each party will make the  calculations  on its part,  if any,  contemplated  by Section  6(e) and will provide to the other party a statement (1) showing,  in reasonable detail,  such calculations  (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving  details of the relevant  account to which any amount  payable to it is to be paid.
         In the  absence of written  confirmation  from the source of a quotation  obtained  in  determining  a Market  Quotation,  the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii)     Payment Date. An amount  calculated as being due in respect of any Early  Termination Date under Section 6(e) will be payable  on the day that  notice of the  amount  payable  is  effective  (in the case of an Early  Termination  Date  which is designated  or occurs as a result of an Event of  Default)  and on the day which is two Local  Business  Days after the day on which notice of the amount payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination  Event).  Such amount will be paid together with (to the extent permitted under applicable law) interest thereon
         (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early  Termination Date to
         (but  excluding) the date such amount is paid, at the Applicable  Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      Payments on Early  Termination.  If an Early  Termination  Date  occurs,  the  following  provisions  shall apply based on the parties' election in the Schedule of a payment measure,  either "Market Quotation" or "Loss",  and a payment method,  either the "First
Method" or the "Second  Method".  If the parties  fail to designate a payment  measure or payment  method in the  Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an
Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i)      Events of Default.  If the Early Termination Date results from an Event of Default:—

                  (1)      First Method and Market  Quotation.  If the First Method and Market  Quotation  apply,  the Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive  number,  of (A) the sum of the  Settlement  Amount
                  (determined by the  Non-defaulting  Party) in respect of the Terminated  Transactions  and the  Termination  Currency
                  Equivalent of the Unpaid Amounts owing to the Non-defaulting  Party over (B) the Termination  Currency  Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                  (2)      First  Method  and  Loss.  If the  First  Method  and  Loss  apply,  the  Defaulting  Party  will pay to the
                  Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                  (3)      Second Method and Market  Quotation.  If the Second  Method and Market  Quotation  apply,  an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                                                        9

                  Non-defaulting  Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the
                  Unpaid Amounts owing to the Non-defaulting  Party less (B) the Termination  Currency Equivalent of the Unpaid Amounts
                  owing to the  Defaulting  Party.  If that  amount is a  positive  number,  the  Defaulting  Party  will pay it to the
                  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the Defaulting Party.

                  (4)      Second  Method  and Loss.  If the Second  Method  and Loss  apply,  an amount  will be payable  equal to the
                  Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting  Party; if it is a negative number, the Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

         (ii)     Termination Events.  If the Early Termination Date results from a Termination Event:—

                  (1)      One Affected  Party.  If there is one Affected  Party,  the amount  payable will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case,  references  to the  Defaulting  Party and to the  Non-defaulting  Party will be deemed to be references to the
                  Affected Party and the party which is not the Affected Party,  respectively,  and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                  (2)      Two Affected Parties.  If there are two Affected Parties:—

                           (A)      if Market  Quotation  applies,  each party will  determine  a  Settlement  Amount in respect of the
                           Terminated  Transactions,  and an  amount  will be  payable  equal  to (I) the  sum of (a)  one-half  of the difference  between  the  Settlement  Amount of the party with the higher  Settlement  Amount  ("X") and the
                           Settlement  Amount of the party with the lower  Settlement  Amount  ("Y") and (b) the  Termination  Currency
                           Equivalent of the Unpaid  Amounts  owing to X less (II) the  Termination  Currency  Equivalent of the Unpaid
                           Amounts owing to Y; and

                           (B)      if Loss  applies,  each party will  determine its Loss in respect of this  Agreement  (or, if fewer than all the Transactions are being  terminated,  in respect of all Terminated  Transactions)  and an amount will be payable  equal to  one-half  of the  difference  between  the Loss of the party with the higher Loss
                           ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii)    Adjustment  for  Bankruptcy.  In  circumstances  where an Early  Termination  Date occurs  because  "Automatic  Early
         Termination"  applies  in  respect  of a party,  the  amount  determined  under  this  Section  6(e) will be  subject  to such adjustments  as are  appropriate  and  permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement  (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

         (iv)     Pre-Estimate.  The parties agree that if Market Quotation applies an amount  recoverable under this Section 6(e) is a reasonable  pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection against  future  risks and except as  otherwise  provided  in this  Agreement  neither  party will be  entitled to recover any additional damages as a consequence of such losses.

                                                                        10

7.       Transfer

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or obligation  in or under this  Agreement may be  transferred
(whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation or amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this
Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable  to it from a  Defaulting  Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each payment under this Agreement will be made in the relevant  currency  specified in this  Agreement  for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation to make payments  under this  Agreement in the  Contractual  Currency will not be  discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable  manner and in good faith in converting  the currency so tendered  into the  Contractual  Currency,  of the full amount in the  Contractual  Currency  of all  amounts  payable  in  respect  of this  Agreement.  If for any  reason  the amount in the
Contractual  Currency so received  falls short of the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party required to make the payment will, to the extent  permitted by applicable  law,  immediately  pay such  additional  amount in the
Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual Currency so received  exceeds the amount in the Contractual  Currency  payable in respect of this  Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted  by  applicable  law, if any  judgment or order  expressed  in a currency  other than the
Contractual  Currency is rendered  (i) for the payment of any amount  owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount  described in (i) or (ii) above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled  pursuant to the judgment or order,  will be entitled to receive  immediately  from the other party the amount of any shortfall of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other currency and will refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence of sums paid in such other  currency if such  shortfall or such excess  arises or results from any  variation  between the rate of exchange at which the  Contractual  Currency is converted  into the currency of the judgment or order for the purposes of such  judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in  converting  the  currency  received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of exchange"  includes,  without  limitation,  any  premiums  and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent  permitted by applicable  law, these  indemnities  constitute  separate and  independent obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and  independent  causes of action,  will apply  notwithstanding  any  indulgence  granted by the party to which any payment is owed and will not be  affected by judgment  being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      Evidence of Loss.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate  that it would have suffered a loss had an actual exchange or purchase been made.

                                                                        11

9.       Miscellaneous

(a)      Entire  Agreement.  This  Agreement  constitutes  the entire  agreement and  understanding  of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No  amendment,  modification  or waiver  in  respect  of this  Agreement  will be  effective  unless  in  writing
(including  a writing  evidenced  by a facsimile  transmission)  and  executed by each of the  parties or  confirmed  by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of  Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the  obligations of the parties under this
Agreement will survive the termination of any Transaction.

(d)      Remedies  Cumulative.  Except as provided in this  Agreement,  the rights,  powers,  remedies and privileges  provided in this
Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

         (i)      This  Agreement  (and each  amendment,  modification  and waiver in respect of it) may be executed  and  delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii)     The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those terms (whether  orally or  otherwise).  A  Confirmation  shall be entered into as soon as practicable  and may be executed and delivered in counterparts  (including by facsimile  transmission) or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient for all purposes to evidence a binding  supplement to this  Agreement.  The parties will specify  therein or through  another  effective  means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in exercising  any right,  power or privilege in respect of this  Agreement  will not be  presumed  to operate as a waiver,  and a single or partial  exercise  of any right,  power or  privilege  will not be  presumed  to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings used in this Agreement are for  convenience  of reference only and are not to affect the  construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a)      If Section 10(a) is specified in the Schedule as applying,  each party that enters into a Transaction  through an Office other than its head or home office  represents  to the other party  that,  notwithstanding  the place of booking  office or  jurisdiction  of incorporation  or  organisation  of such party,  the  obligations of such party are the same as if it had entered into the  Transaction through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may  change the  Office  through  which it makes and  receives  payments  or  deliveries  for the  purpose of a
Transaction without the prior written consent of the other party.

(c)      If a party is specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the Office  through  which it makes and  receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A  Defaulting  Party will,  on demand,  indemnify  and hold  harmless  the other party for and  against  all  reasonable  out-of-pocket expenses,  including  legal fees and Stamp Tax,  incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                                                        12

to which the Defaulting  Party is a party or by reason of the early  termination  of any  Transaction,  including,  but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth  below
(except that a notice or other  communication under Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging system) to the address or number or in accordance  with the electronic  messaging  system details  provided (see the Schedule) and will be deemed effective as indicated:—

         (i)      if in writing and delivered in person or by courier, on the date it is delivered;

         (ii)     if sent by telex, on the date the recipient's answerback is received;

         (iii)    if sent by  facsimile  transmission,  on the date that  transmission  is  received by a  responsible  employee of the recipient in legible  form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv)     if sent by certified or registered mail (airmail,  if overseas) or the equivalent (return receipt requested),  on the date that mail is delivered or its delivery is attempted; or

         (v)      if sent by electronic messaging system, on the date that electronic message is received,

unless  the date of that  delivery  (or  attempted  delivery)  or that  receipt  as  applicable,  is not a Local  Business  Day or that communication  is delivered (or attempted) or received,  as  applicable,  after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of  Addresses.  Either  party may by notice to the other change the address,  telex or facsimile  number or  electronic messaging system details at which notices or other communications are to be given to all

13.      Governing Law and Jurisdiction

(a)      Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.  With  respect  to any suit,  action or  proceedings  relating  to this  Agreement  ("Proceedings"),  each party irrevocably:—

         (i)      submits to the  jurisdiction of the English courts,  if this Agreement is expressed to be governed by English law, or to the  non-exclusive  jurisdiction of the courts of the State of New York and the United States District Court located in the
         Borough of  Manhattan  in New York City,  if this  Agreement is expressed to be governed by the laws of the State of New York;
         and

         (ii)     waives  any  objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further  waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement  precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction  and Judgments
Act 1982 or any  modification,  extension or re-enactment  thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      Service of Process.  Each party  irrevocably  appoints the Process Agent (if any) specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                                                        13

reason any party's  Process Agent is unable to act as such,  such party will promptly notify the other party and within 30 days appoint a substitute  process agent  acceptable to the other party. The parties  irrevocably  consent to service of process given in the manner provided  for notices in Section 12.  Nothing in this  Agreement  will affect the right of either  party to serve  process in any other manner permitted by law.

(d)      Waiver of  Immunities.  Each party  irrevocably  waives,  to the fullest extent  permitted by applicable  law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii)  jurisdiction of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets  (whether  before or after  judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might  otherwise be entitled in any  Proceedings in the courts of any  jurisdiction  and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement: —

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with respect to any  Termination  Event  consisting of an  Illegality,  Tax Event or Tax Event Upon
Merger,  all Transactions  affected by the occurrence of such Termination  Event and (b) with respect to any other  Termination  Event, all Transactions.

"Affiliate" means, subject to the Schedule,  in relation to any person, any entity controlled,  directly or indirectly,  by the person, any entity that  controls,  directly or  indirectly,  the person or any entity  directly or  indirectly  under common  control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: —

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount  under  Section  6(e) of either  party from and after the date  (determined  in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in  respect of all other  obligations  payable or  deliverable  (or which  would  have been but for  Section  2(a)(iii))  by a
Non-defaulting Party, the Non-default Rate; and

(d)       in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment,  promulgation,  execution or ratification of, or any change in or amendment to, any law (or in the application or official  interpretation  of any law) that occurs on or after the date on which the relevant  Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum equal to the cost  (without  proof or evidence  of any actual  cost) to the  relevant  payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                                                        14

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other than a Tax that would not be imposed in respect of a payment  under this  Agreement  but for a present or former connection  between the jurisdiction of the government or taxation  authority  imposing such Tax and the recipient of such  payment or a person  related to such  recipient  (including,  without  limitation,  a connection  arising from such  recipient or related person being or having been a citizen or resident of such jurisdiction,  or being or having been organised,  present or engaged in a trade or  business in such  jurisdiction,  or having or having had a  permanent  establishment  or fixed place of business in such jurisdiction,  but excluding a connection  arising solely from such recipient or related person having executed,  delivered,  performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any treaty,  law,  rule or  regulation  (as  modified,  in the case of tax  matters,  by the  practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means,  subject to the Schedule,  a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) (a) in relation to any obligation under Section 2(a)(i),  in the place(s) specified in the relevant  Confirmation or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated  by reference,  in this  Agreement,  (b) in relation to any other payment,  in the place where the relevant account is located and, if different.  in the principal  financial centre, if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including  notice  contemplated  under Section  5(a)(i),  in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section  2(b),  in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant  locations for  performance  with respect to such
Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination
Currency  Equivalent  of an amount that party  reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed  as a negative  number) in  connection  with this  Agreement  or that  Terminated  Transaction  or group of  Terminated
Transactions,  as the case may be,  including  any loss of  bargain,  cost of funding  or, at the  election  of such party but  without duplication,  loss or cost  incurred as a result of its  terminating,  liquidating,  obtaining or  reestablishing  any hedge or related trading  position (or any gain  resulting  from any of them).  Loss  includes  losses and costs (or gains) in respect of any payment or delivery  required to have been made (assuming  satisfaction  of each applicable  condition  precedent) on or before the relevant Early
Termination Date and not made, except, so as to avoid duplication,  if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date,  or, if that is not  reasonably  practicable,  as of the earliest date  thereafter as is reasonably practicable.  A party may (but need not)  determine its Loss by reference to  quotations  of relevant  rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect to one or more  Terminated  Transactions  and a party  making the  determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an amount,  if any, that would be paid to such party  (expressed as a negative  number) or by such party  (expressed as a positive  number) in  consideration  of an agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations of such party) and the quoting  Reference  Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such Terminated
Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                                                        15

been required  after that date.  For this  purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction  or group of Terminated
Transactions are to be excluded but,  without  limitation,  any payment or delivery that would, but for the relevant Early  Termination
Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree.  The party  making the  determination  (or its agent)  will  request  each  Reference  Market-maker  to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the relevant Early  Termination  Date. The day and time as of which those  quotations are to be obtained will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so obliged, after  consultation  with the other. If more than three  quotations are provided,  the Market  Quotation will be the arithmetic mean of the quotations,  without regard to the quotations  having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation  remaining after disregarding the highest and lowest quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three quotations are provided,  it will be deemed that the Market Quotation in respect of such Terminated  Transaction or group of Terminated
Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence  of any actual  cost) to the  Non-defaulting
Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant market selected by the party  determining a Market  Quotation in good faith (a) from among dealers of the highest credit  standing  which satisfy all the criteria that such party applies  generally at the time in deciding  whether to offer or to make an  extension  of credit and (b) to the extent  practicable,  from among such dealers having an office in the same city.

"Relevant  Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated,  organised,  managed and  controlled or considered to have its seat,  (b) where an Office  through which the party is acting for purposes of this  Agreement is located,  (c) in which the party executes this  Agreement and (d) in relation to any payment,  from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a  payment  or  delivery  is to be made  under  Section  2(a)(i)  with  respect  to a
Transaction.

"Set-off" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement,  another contract,  applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a)      the Termination  Currency Equivalent of the Market Quotations  (whether positive or negative) for each Terminated  Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss (whether positive or negative and without  reference to any Unpaid Amounts) for each Terminated  Transaction or group of Terminated  Transactions for which a Market  Quotation  cannot be determined or would not (in the reasonable  belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness"  means,  subject to the Schedule,  any obligation  (whether  present or future,  contingent or otherwise,  as principal or surety or otherwise) in respect of borrowed money.

                                                                        16

"Specified  Transaction"  means,  subject to the  Schedule,  (a) any  transaction  (including  an agreement  with respect  thereto) now existing  or  hereafter  entered  into  between  one party to this  Agreement  (or any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party) and the other party to this Agreement (or any Credit Support  Provider of such other party or any  applicable  Specified  Entity of such other  party) which is a rate swap  transaction,  basis swap,  forward rate  transaction, commodity  swap,  commodity  option,  equity or equity index swap,  equity or equity index option,  bond option,  interest rate option, foreign exchange transaction, cap transaction, floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),
(b) any combination of these  transactions  and (c) any other  transaction  identified as a Specified  Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge,  assessment or fee of any nature (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing  authority in respect of any payment under this  Agreement  other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting from a Termination  Event, all Affected
Transactions  and (b) if  resulting  from an Event of Default,  all  Transactions  (in either  case) in effect  immediately  before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination"  applies,  immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination  Currency (the "Other Currency"),  the amount in the  Termination  Currency  determined by the party making the relevant  determination  as being required to purchase such amount of such Other Currency as at the relevant Early  Termination  Date, or, if the relevant Market  Quotation or Loss (as the case may be), is determined  as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot  exchange  rate of the foreign  exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination  Currency at or about
11:00 a.m. (in the city in which such foreign  exchange agent is located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant Early  Termination  Date or that later date. The foreign exchange agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

"Termination  Event" means an  Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified  to be  applicable,  a Credit Event
Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date,  the  aggregate  of (a) in respect of all
Terminated  Transactions,  the amounts that became payable (or that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination Date and (b) in respect of each  Terminated  Transaction.  for each  obligation  under  Section  2(a)(i)  which was (or would have been but for Section
2(a)(iii))  required  to be settled by  delivery  to such  party on or prior to such Early  Termination  Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been)  required to be delivered as of the originally  scheduled date for delivery,  in each case together with (to the extent permitted under applicable law) interest,  in the currency of such amounts,  from (and including) the date such amounts or obligations  were or would have been required to have been paid or performed to (but excluding) such Early  Termination
Date, at the Applicable  Rate.  Such amounts of interest will be calculated on the basis of daily  compounding and the actual number of days  elapsed.  The fair market value of any  obligation  referred to in clause (b) above shall be  reasonably  determined by the party obliged to make the  determination  under  Section  6(e) or, if each party is so obliged,  it shall be the  average of the  Termination
Currency Equivalents of the fair market values reasonably determined by both parties.

                                                                        17

IN WITNESS  WHEREOF the  parties  have  executed  this  document  on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.                          NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
                    (Name of Party)                           By: Wilmington Trust Company, not in its
                                                              individual capacity, but solely as Owner Trustee
                                                                                       (Name of Party)

     By: _________________________________________                By: ____________________________________________
         Name:                                                        Name:
         Title:                                                       Title:
         Date:                                                        Date:

                                                               SCHEDULE
                                                                to the
                                                                 ISDA®
                                         International Swaps and Derivatives Association, Inc.
                                                           MASTER AGREEMENT
                                                       dated as of July 12, 2007

between BEAR STEARNS FINANCIAL  PRODUCTS INC., a corporation  organized under the laws of Delaware ("Party A"), and NEWCASTLE  MORTGAGE
SECURITIES TRUST 2007-1 a statutory trust organized under the laws of Delaware ("Party B").

Reference is hereby made to the Indenture,  dated as of July 12, 2007, among Newcastle  Mortgage  Securities  Trust 2007-1,  as issuing entity ("Issuing Entity"), Wells Fargo Bank, N.A., as securities administrator  ("Securities  Administrator") and The Bank of New York,
as indenture trustee ("Indenture Trustee") (the "Indenture").

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)      "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c)      Events of Default.
-
         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of
         Default  with respect to such party,  the other party shall have the rights of a  Non-defaulting  Party under  Section 6 of this
         Agreement;  conversely,  the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i)      The  "Failure  to Pay or  Deliver"  provisions  of  Section  5(a)(i)  will  apply to Party A and will apply to Party B;
                  provided,  however,  that notwithstanding  anything to the contrary in Section 5(a)(i) or in Paragraph 7 any failure by
                  Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit  Support
                  Annex shall not constitute an Event of Default under Section  5(a)(i) unless a Moody's Second Trigger  Downgrade  Event has occurred and is  continuing  and at least 30 Local  Business Days have elapsed  since such Moody's  Second  Trigger
                  Downgrade Event first occurred.

         (ii)     The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

         (iii)    The  "Credit  Support  Default"  provisions  of Section  5(a)(iii)  will apply to Party A and will not apply to Party B except that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
                  3(b); provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1),  any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless a Moody's Second Trigger  Downgrade Event has occurred  and is  continuing  and at least 30 Local  Business  Days have  elapsed  since such  Moody's  Second  Trigger
                  Downgrade Event first occurred.

         (iv)     The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

         (v)      The "Default under  Specified  Transaction"  provisions of Section  5(a)(v) will apply to Party A and will not apply to
                  Party B.

         (vi)     The "Cross  Default"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold Amount" means USD 100,000,000.

         (vii)    The "Bankruptcy"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B; provided,  however, that, for purposes of applying  Section  5(a)(vii) to Party B: (A) Section  5(a)(vii)(2)  shall not apply,  (B) Section
                  5(a)(vii)(3)  shall not apply to any  assignment,  arrangement  or  composition  that is effected by or pursuant to the
                  Indenture, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted,  or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4),  Affiliate shall have the meaning set forth in Section 14, notwithstanding  anything  to the  contrary  in this  Agreement),  (D)  Section  5(a)(vii)(6)  shall  not  apply to any appointment  that is effected by or pursuant to the Indenture,  or any  appointment to which Party B has not yet become subject;  (E) Section  5(a)(vii) (7) shall not apply;  (F) Section  5(a)(vii)(8)  shall apply only to the extent of any event which has an effect  analogous to any of the events  specified in clauses  (1),  (3),  (4), (5) or (6) of Section
                  5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

         (viii)   The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)      Termination Events.

         The  statement  below  that a  Termination  Event  will  apply to a specific  party  means  that upon the  occurrence  of such a
         Termination  Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with respect to a Credit Event Upon Merger,  as the case may be, such specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with  respect to  "Illegality"  the  statement  that such event will apply to a specific  party means that upon the occurrence of such a Termination  Event with respect to such party,  either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

         (i)      The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii)    The "Tax Event Upon Merger"  provisions of Section  5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be  entitled  to  designate  an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

         (i)      Market Quotation and the Second Method will apply, provided,  however, that,  notwithstanding  anything to the contrary in this  Agreement,  if an Early  Termination  Date has been  designated as a result of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      Section  6(e) is  hereby  amended  by  inserting  on the first  line  thereof  the  words  "or is  effectively designated" after "If an Early Termination Date occurs";

                  (B)      The  definition  of Market  Quotation in Section 14 shall be deleted in its  entirety  and  replaced  with the following:

                           "Market  Quotation"  means,  with  respect  to one or more  Terminated  Transactions,  and a party  making the determination,  an amount determined on the basis of one or more Firm Offers from Reference Market-makers that are  Eligible  Replacements.  Each  Firm  Offer  will be (1)  for an  amount  that  would  be paid to  Party B
                           (expressed  as a  negative  number) or by Party B  (expressed  as a positive  number) in  consideration  of an agreement  between Party B and such Reference  Market-maker to enter into a Replacement  Transaction,  and (2)
                           made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of  Transactions  are to be excluded  but,  without  limitation,  any payment or delivery  that would,  but for the  relevant  Early
                           Termination  Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early  Termination  Date are to be  included.  The party  making the  determination  (or its agent)  will request each Reference  Market-maker  that is an Eligible  Replacement to provide its Firm Offer to the extent reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the designation or occurrence of the relevant Early  Termination  Date. The day and time as of which those Firm  Offers are to be provided  (the "bid time") will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and,  if each party is so  obliged,  after consultation  with the other.  If at least one Firm Offer from an Approved  Replacement  (which,  if accepted, would  determine the Market  Quotation)  is provided at the bid time,  the Market  Quotation  will be the Firm
                           Offer  (among such Firm Offers as specified  in clause (C) below)  actually  accepted by Party B no later than the  Business  Day  immediately  preceding  the Early  Termination  Date.  If no Firm Offer  from an  Approved
                           Replacement  (which,  if accepted,  would determine the Market Quotation) is provided at the bid time, it will be deemed that the Market Quotation in respect of such Terminated  Transaction or group of Transactions cannot be determined.

                  (C)      If more than one Firm Offer from an Approved  Replacement  (which,  if accepted,  would  determine  the Market
                           Quotation)  is provided at the bid time,  Party B shall accept the Firm Offer  (among such Firm Offers)  which would require  either (x) the lowest payment by Party B to the Reference  Market-maker,  to the extent Party B would be  required  to make a payment  to the  Reference  Market-maker  or (y) the  highest  payment  from the
                           Reference  Market-maker  to Party B, to the extent the  Reference  Market-maker  would be  required  to make a payment to Party B. If only one Firm Offer from an Approved  Replacement (which, if accepted,  would determine the Market Quotation) is provided at the bid time, Party B shall accept such Firm Offer.

                  (D)      If Party B requests Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so.

                  (E)      If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  shall be deleted in its  entirety  and replaced with the following:

                           "(3) Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the  Terminated
                           Transactions,  (II) Party B shall pay to Party A the  Termination  Currency  Equivalent of the Unpaid  Amounts
                           owing to Party A and (III)  Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                           Amounts owing to Party B; provided,  however,  that (x) the amounts  payable under the  immediately  preceding clauses (II) and (III) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and (y)
                           notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the immediately preceding  clause  (III)  shall not be netted  against  any amount  payable  by Party B under the  immediately preceding clause (I)."

                  (F)      In  determining  whether  or not a Firm  Offer  satisfies  clause  (B)(y)  of the  definition  of  Replacement
                           Transaction and whether or not a proposed  transfer  satisfies clause (e)(B)(y) of the definition of Permitted
                           Transfer, Party B shall act in a commercially reasonable manner.

(g)      "Termination Currency" means USD.

(h)      Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2.           Tax Matters.

(a)      Tax Representations.

         (i)      Payer Representations.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not required by any applicable law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (i)      the  accuracy  of any  representations  made by the other party  pursuant  to Section  3(f) of this
                                    Agreement;

                           (ii)     the  satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness  of any  document  provided by the other party  pursuant to Section
                                    4(a)(i) or 4(a)(iii) of this Agreement; and

                           (iii)    the  satisfaction  of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this  representation  where  reliance is placed on clause
                                    (ii) and the other party does not deliver a form or document  under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     Payee Representations.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  corporation  organized  under  the  laws of the  State  of  Delaware  and  its  U.S.  taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      Tax Provisions.

         (i)      Gross Up.  Section  2(d)(i)(4)  shall not apply to Party B as X,  such that  Party B shall not be  required  to pay any additional amounts referred to therein.

         (ii)     Indemnifiable Tax.  Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation  to  payments  by Party A shall be  Indemnifiable  Taxes  (including  any Tax  imposed in relation to a Credit
                  Support Document or in relation to any payment  thereunder) unless such Taxes (i) are assessed directly against Party B and not by  deduction  or  withholding  by Party A or (ii) arise as a result of a Change in Tax Law (in which case such
                  Tax shall be an Indemnifiable  Tax only if such Tax satisfies the definition of  Indemnifiable  Tax provided in Section
                  14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

Part 3.           Agreement to Deliver Documents.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or Notes to be delivered are:

Party required to      Form/Document/                                     Date by which to
deliver document       Certificate                                        be delivered
Party A                An  original  properly  completed  and  executed   (i)  on or  before  the  first  payment  date
                       United States Internal  Revenue Service Form W-9   under this  Agreement,  including  any Credit
                       (or any  successor  thereto) with respect to any   Support  Document,  (ii)  promptly  upon  the
                       payments  received  or to be received by Party A   reasonable  demand by Party B, (iii) prior to
                       that  eliminates  U.S.  federal  withholding and   the   expiration  or   obsolescence   of  any
                       backup  withholding  Tax on  payments to Party A   previously  delivered form, and (iv) promptly
                       under this Agreement.                              upon the  information on any such  previously
                                                                          delivered   form   becoming   inaccurate   or
                                                                          incorrect.
Party B                (i) an original properly  completed and executed   (i)  on or  before  the  first  payment  date
                       United States Internal  Revenue Service Form W-9   under this  Agreement,  including  any Credit
                       (or any  successor  thereto) with respect to any   Support  Document,  (ii) in the case of a tax
                       payments  received  or to  be  received  by  the   certification  form  other  than a Form  W-9,
                       initial  beneficial owner of payments to Party B   before  December 31 of each third  succeeding
                       that  eliminates  U.S.  federal  withholding and   calendar   year,   (iii)  promptly  upon  the
                       backup  withholding  Tax on  payments to Party B   reasonable  demand by Party B, (iv)  prior to
                       under this Agreement,  and (ii) thereafter,  the   the   expiration  or   obsolescence   of  any
                       appropriate tax  certification  form (i.e.,  IRS   previously  delivered  form, and (v) promptly
                       Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or   upon the  information on any such  previously
                       W-8ECI,  as applicable  (or any  successor  form   delivered   form   becoming   inaccurate   or
                       thereto)) with respect to any payments  received   incorrect.
                       or to be  received  by the  beneficial  owner of
                       payments  to Party B under this  Agreement  from
                       time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to      Form/Document/                                   Date by which to                    Covered by Section
deliver document       Certificate                                      be delivered                        3(d) Representation
Party A and            Any documents  required by the  receiving  party Upon the execution and delivery     Yes
Party B                to  evidence  the  authority  of the  delivering of this Agreement party or its Credit  Support  Provider,  if any,
                       for it to execute  and  deliver  the  Agreement,
                       each   Confirmation,   and  any  Credit  Support
                       Documents  to  which  it  is  a  party,  and  to
                       evidence the authority of the  delivering  party
                       or its Credit  Support  Provider  to perform its
                       obligations    under   the    Agreement,    each
                       Confirmation  and any Credit  Support  Document,
                       as the case may be
Party A and            A certificate  of an authorized  officer of the  Upon the execution and delivery     Yes
Party B                party,  as to the  incumbency  and authority of  of this Agreement the  respective  officers of the party  signing
                       the  Agreement,  each  Confirmation,   and  any
                       relevant Credit Support  Document,  as the case
                       may be
Party A                Annual    Report   of   Party   A    containing  Upon request by Party B             Yes
                       consolidated  financial statements certified by
                       independent  certified  public  accountants and
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized
Party A                Quarterly  Financial   Statements  of  Party  A  Upon request by Party B             Yes
                       containing  unaudited,  consolidated  financial
                       statements   of  Party   A's   fiscal   quarter
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized
Party A and            An opinion  of counsel of such party  regarding  Upon the execution and delivery     No
Party B                the  enforceability of this Agreement in a form  of this Agreement reasonably satisfactory to the other party.
Party B                An executed copy of the Indenture                Promptly upon filing of such        No
                                                                        agreement with the U.S.
                                                                        Securities and Exchange Commission

Part 4.  Miscellaneous.

(a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address:          One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address:          Fortress Investment Group LLC
                                    750 B Street, Suite 2700
                                    San Diego, CA 92101
                  Attention:        Kay Khoo
                  Facsimile:        (619) 881-6930
                  Phone:            (619) 881-6902

with a copy to:

                  Address:          Wells Fargo Bank, N.A.
                                    9062 Old Annapolis Road
                                    Columbia, MD 21045
                  Attention:        Client Manager  - Newcastle 2007-1
                  Facsimile:        (410) 715-2380
                  Phone:            (410) 884-2000

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this  Agreement;  neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.

         Party A:          The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

         Party B:          The Credit Support Annex.

(g)      Credit Support Provider.

         Party A:          The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:          None.

(h)      Governing  Law. The parties to this  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole  (including  any claim or  controversy  arising  out of or relating to this  Agreement),  without  regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      Netting of Payments.  Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)      Affiliate.  Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement.

Part 5.           Other Provisions.

(a)      Definitions.  Unless  otherwise  specified in a  Confirmation,  this  Agreement  and each  Transaction  under this  Agreement are subject  to the  2000  ISDA  Definitions  as  published  and  copyrighted  in 2000 by the  International  Swaps  and  Derivatives
         Association,  Inc.  (the  "Definitions"),  and will be  governed in all  relevant  respects  by the  provisions  set forth in the
         Definitions,  without  regard  to any  amendment  to the  Definitions  subsequent  to the  date  hereof.  The  provisions  of the
         Definitions are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap  Transaction"  shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references  to a  "Transaction"  in this  Agreement  shall be deemed  references  to a "Swap  Transaction"  for  purposes  of the
         Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Indenture.

         Each reference herein to a "Section" (unless  specifically  referencing the Indenture) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master  Agreement;  each herein reference to a "Part" will be construed as a reference to the Schedule to the ISDA Master  Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)      Amendments to ISDA Master Agreement.

         (i)      Single Agreement.  Section 1(c) is hereby amended by the adding the words  "including,  for the avoidance of doubt, the
                  Credit Support Annex"  after the words "Master Agreement".

         (ii)     [Reserved.]

         (iii)    [Reserved.]

         (iv)     Representations.  Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party  (whether written or oral) regarding any Transaction  hereunder,  other than the representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction,  (ii) it has consulted with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own investment,  hedging and trading  decisions based upon its own judgment and upon any advice from such  advisors as it has deemed  necessary  and not upon any view expressed by the other party,  (iii) it is not relying on any communication  (written or oral) of the other party as investment advice or as a recommendation  to enter into this Transaction;  it being understood that information and  explanations  related to the terms and conditions of this Transaction shall not be considered  investment  advice or a recommendation  to enter into this  Transaction,  and
                                    (iv) it has not received from the other party any assurance or guaranty as to the expected  results of this Transaction.

                           (2)      Evaluation  and  Understanding.   (i)  It  has  the  capacity  to  evaluate  (internally  or  through independent  professional  advice) each  Transaction  and has made its own decision to enter into the
                                    Transaction  and (ii) it  understands  the  terms,  conditions  and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume those  risks,  financially  and otherwise.

                           (3)      Purpose.  It is  entering  into the  Transaction  for the  purposes  of managing  its  borrowings  or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4)      Status  of  Parties.  The other  party is not  acting as an agent,  fiduciary  or  advisor  for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is defined in,
                                    Section  35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated  under,  and an "eligible  contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      Transfer to Avoid  Termination  Event.  Section  6(b)(ii) is hereby amended (i) by deleting in the first  paragraph the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected  Party," and in the third  paragraph the words ", which consent will not be withheld if such other  party's  policies in effect at such time would permit it to enter into  transactions  with the transferee on the terms  proposed",  (ii) by deleting the words "to transfer" and inserting  the words  "to  effect a  Permitted  Transfer"  in lieu  thereof,  and (iii)  adding at the end of the third paragraph "; provided that the other party's consent shall not be required if such transfer is a Permitted Transfer."

         (vi)     Jurisdiction.  Section  13(b) is hereby  amended by: (i)  deleting in the second line of  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of  subparagraph  (i) and  inserting  "." in lieu  thereof,  and (iii)
                  deleting the final paragraph thereof.

         (vii)    Local  Business Day. The  definition of Local Business Day in Section 14 is hereby amended by the addition of the words
                  "or any Credit Support  Document"  after "Section  2(a)(i)" and the addition of the words "or Credit Support  Document"
                  after "Confirmation".

(c)      Additional Termination Events.  The following Additional Termination Events will apply:

         (i)      Failure to Post  Collateral.  If Party A has failed to comply with or perform  any  obligation  to be  complied  with or performed  by Party A in  accordance  with the Credit  Support  Annex and such failure has not given rise to an Event of
                  Default under  Section  5(a)(i) or Section  5(a)(iii),  then an  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (ii)     Second Rating  Trigger  Replacement.  The occurrence of any event  described in this Part 5(c)(ii)  shall  constitute an
                  Additional  Termination  Event with respect to Party A and Party A shall be the sole Affected Party with respect to such
                  Additional Termination Event.

                  (A)      A Moody's  Second  Trigger  Downgrade  Event has occurred and is continuing and at least 30 Local Business Days have elapsed  since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  and at least one Eligible
                           Replacement has made a Firm Offer that would,  assuming the occurrence of an Early  Termination  Date,  qualify as a Market  Quotation  (on the basis that Part  1(f)(i)(A)  applies)  and which  remains  capable of  becoming legally binding upon acceptance.

                  (B)      An S&P Required  Ratings  Downgrade  Event has occurred and is  continuing  and at least 60 calendar  days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

         (iii)    Amendment of the Indenture.  If,  without the prior written  consent of Party A where such consent is required under the
                  Indenture  (such consent not to be unreasonably  withheld),  an amendment is made to the Indenture which amendment could reasonably  be  expected  to have a  material  adverse  effect on the  interests  of Party A under  this  Agreement,  an
                  Additional  Termination  Event shall have  occurred  with respect to Party B, Party B shall be the sole  Affected  Party with respect to such Additional  Termination  Event and the Transaction with the Reference  Number  FXNSC9757  hereunder shall be the sole Affected Transaction.

         (iv)     Amendment of the Indenture.  If,  without the prior written  consent of Party A where such consent is required under the
                  Indenture  (such consent not to be unreasonably  withheld),  an amendment is made to the Indenture which amendment could reasonably  be  expected  to have a  material  adverse  effect on the  interests  of Party A under  this  Agreement,  an
                  Additional  Termination  Event shall have  occurred  with respect to Party B, Party B shall be the sole  Affected  Party with respect to such Additional  Termination  Event and the Transaction with the Reference  Number  FXNCC9759  hereunder shall be the sole Affected Transaction.

         (iv)     Failure to Comply with Regulation AB  Requirements.   If, (x) upon the occurrence of a Swap Disclosure Event (as defined in Part 5(e) below) Party A has not complied with any of the  provisions  set forth in Part  5(e)(iii)  below within the time period specified  therein or (y) Party A fails to provide updated Swap Financial  Disclosure within the time period set forth in Part  5(e)(iv) and such  failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A, then an Additional  Termination  Event shall have occurred with respect to Party A and
                  Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (v)      Indenture  Event of Default.  If (i) all of the  outstanding  Notes have been  declared due and payable  following an
                  Event of Default  pursuant to the Indenture and (ii) the Trustee has commenced the sale or  liquidation  of the Trust
                  Estate,  then an  Additional  Termination  Event will have  occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such  Additional  Termination  Event and the  Transaction  with Reference  Number
                  FXNSC9757 will be the sole Affected Transaction.

         (vi)     Optional  Redemption of the Notes.  Provided that a transfer of the Transaction  with Reference  Number FXNSC9757 has not occurred  pursuant to Part  5(f)(i)(d)  hereof,  an Additional  Termination  Event shall occur upon the notice to
                  Noteholders of an Optional  Redemption of the Notes  becoming  unrescindable  in accordance  with Article VIII of the
                  Indenture (such notice, the "Optional  Redemption  Notice").  With respect to such Additional  Termination Event: (A)
                  Party B shall be the sole  Affected  Party and the  Transaction  with  Reference  Number  FXNSC9757  will be the sole
                  Affected Transaction;  (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final
                  Distribution Date specified in the Optional  Redemption Notice is hereby designated as the Early Termination Date for this Additional  Termination Event in respect of all Affected  Transactions;  (C) Section  2(a)(iii)(2)  shall not be applicable to any Affected  Transaction in connection with the Early  Termination Date resulting from this Additional
                  Termination  Event;  notwithstanding  anything to the contrary in Section  6(c)(ii),  payments and  deliveries  under
                  Section 2(a)(i) or Section 2(e) in respect of the Terminated  Transactions resulting from this Additional Termination
                  Event will be required to be made through and including  the Early  Termination  Date  designated as a result of this
                  Additional  Termination  Event;  provided,  for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such  Early  Termination  Date will not be treated as Unpaid  Amounts in  determining  the amount payable in respect of such Early Termination Date; (D)  notwithstanding  anything to the contrary in Section 6(d)(i),
                  (I) if,  no later  than  4:00 pm New  York  City  time on the day  that is four  Business  Days  prior  to the  final
                  Distribution Date specified in the Optional  Redemption Notice, the Securities  Administrator  requests the amount of the Estimated Swap Termination Payment,  Party A shall provide to the Securities  Administrator in writing (which may be done in electronic  format) the amount of the Estimated  Swap  Termination  Payment no later than 2:00 pm New York
                  City time on the following Business Day and (II) if the Securities  Administrator  provides written notice (which may be done in  electronic  format)  to Party A no later than two  Business  Days  prior to the final  Distribution  Date specified in the Optional  Redemption  Notice that all  requirements of the Optional  Termination have been met, then
                  Party A shall,  no later  than one  Business  Day prior to the final  Distribution  Date  specified  in the  Optional
                  Redemption  Notice,  make the  calculations  contemplated  by Section  6(e) (as  amended  herein)  and provide to the
                  Securities  Administrator in writing (which may be done in electronic format) the amount payable by either Party B or
                  Party A in respect of the related  Early  Termination  Date in connection  with this  Additional  Termination  Event;
                  provided,  however,  that the amount  payable by Party B, if any, in respect of the related  Early  Termination  Date shall be the lesser of (x) the amount  calculated to be due by Party B pursuant to Section 6(e) and (y) the Estimated
                  Swap Termination  Payment;  and (E) notwithstanding  anything to the contrary in this Agreement,  any amount due from
                  Party B to Party A in respect of this Additional  Termination  Event will be payable on the final  Distribution  Date specified  in the  Optional  Redemption  Notice  and any  amount  due  from  Party A to  Party B in  respect  of this
                  Additional  Termination Event will be payable one Business Day prior to the final  Distribution Date specified in the
                  Optional Redemption Notice.

         (vii)    The Securities  Administrator  shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator's rights specified herein.

         (viii)   Optional  Termination of  Securitization.  Provided that a transfer of the Transaction  with Reference  Number FXNCC9759 has not occurred  pursuant to Part 5(f)(i)(d)  hereof,  an Additional  Termination Event shall occur upon the earlier of
                  (i) the  occurrence  of an Optional  Redemption  in  accordance  with  Article  VIII of the  Indenture or (ii) notice to
                  Noteholder of such Optional Redemption becoming unrescindable,  in accordance with Article VIII of the Indenture.  Party
                  B shall be the sole Affected  Party and the  Transactions  with  Reference  Number  FXNCC9759  will be the sole Affected
                  Transaction with respect to such Additional Termination Event; provided,  however, that notwithstanding  anything to the contrary in Section  6(b)(iv),  only Party B may  designate  an Early  Termination  Date as a result of this  Additional
                  Termination Event.

         (viv)    Failure  to Pay Class A Notes.  If the  Securities  Administrator  on behalf of the Trust is unable to pay,  or fails or admits in writing its inability to pay (1) on any  Distribution  Date, any Class Monthly Interest Amount with respect to the Class A Notes or (2) by the  Distribution  Date  immediately  following the maturity date for the Mortgage Loan with the latest  maturity  date, the ultimate  payment of principal with respect to the Class A Notes,  in either case to the extent required pursuant to the terms of the Indenture to be paid to the Class A Notes,  then an Additional  Termination
                  Event shall have  occurred with respect to Party B, Party B shall be the sole Affected  Party and the  Transaction  with
                  Reference Number FXNSC9757  hereunder shall be Affected Transactions.

(d)      Required Ratings  Downgrade Event. If a Required Ratings  Downgrade Event has occurred and is continuing,  then Party A shall, at its own  expense,  use  commercially  reasonable  efforts to, as soon as  reasonably  practicable,  either (A) effect a Permitted
         Transfer or (B) procure an Eligible  Guarantee  by a guarantor  with credit  ratings at least equal to the S&P  Required  Ratings
         Threshold and the Moody's Second Trigger Threshold.

(e)      Compliance with Regulation AB.

         (i)      Party A agrees and  acknowledges  that Bear Stearns  Asset Backed  Securities I LLC (the  "Depositor")  on behalf of the
                  Issuing  Entity is required  under  Regulation  AB under the  Securities  Act of 1933,  as amended,  and the  Securities
                  Exchange Act of 1934, as amended (the "Exchange  Act")  ("Regulation  AB"), to disclose  certain  financial  information regarding  Party A or its  group of  affiliated  entities,  if  applicable,  depending  on the  aggregate  "significance percentage" of this Agreement and any other derivative  contracts  between Party A or its group of affiliated  entities, if  applicable,  and  Party B, as  calculated  from time to time in  accordance  with  Item  1115 of  Regulation  AB. In addition,  for so long as the  Depositor  is required to file a Form 10-K in respect of the related  transaction  (which the parties  hereto may assume shall be for the period  covering the calendar year  following  the Closing Date,  unless otherwise  notified in writing by the Securities  Administrator),  Party A, at its own expense,  shall no later than the
                  25th  calendar  day of each  month,  notify  the  Depositor  and the  Securities  Administrator  in writing of any known material  affiliations or relationships  that develop  following the Closing Date between Party A and any of the (x) the
                  Sponsor,  the Depositor,  Indenture  Trustee,  Owner Trustee or the Issuing Entity,  if this Agreement is transferred by
                  Party A to another entity and (y) any originator,  servicer,  trustee or bond  administrator or other transaction party, each as  identified  by the  Securities  Administrator  to Party A in  writing,  and  provide to the  Depositor  and the
                  Securities Administrator a description of such affiliations or relations.

         (ii)     It shall be a swap disclosure  event ("Swap  Disclosure  Event") if, on any Local Business Day after the date hereof for so long as the Issuing  Entity is required to file  periodic  reports  under the  Exchange  Act,  the  Depositor  or the
                  Securities  Administrator  requests from Party A the certain financial  information described in Item 1115 of Regulation
                  AB,  including,  but not limited to Party A's  financial  data as  described in Item  1115(b)(1)  of  Regulation  AB and financial statements as described in Item 1115(b)(2) of Regulation AB (the "Swap Financial Disclosure").

         (iii)    Upon the occurrence of a Swap  Disclosure  Event,  Party A, within ten (10) calendar days and at its own expense,  shall
                  (1)(a) either (i) provide to the  Depositor the current Swap  Financial  Disclosure in an  EDGAR-compatible  format (for example,  such  information  may be provided in Microsoft  Word®  format,  Microsoft  Excel®  format or any other format suitable for  conversion to the EDGAR format,  but not in .pdf format) or (ii) if permitted by  Regulation  AB,  provide written  consent to the Depositor to  incorporate by reference  such current Swap  Financial  Disclosure  that are filed with the  Securities  and Exchange  Commission  in the Exchange Act Reports of the Issuing  Entity,  and (b) if the Swap
                  Financial  Disclosure  has been  audited,  cause  its  outside  accounting  firm to  provide  its  consent  to filing or incorporation  by reference in the Exchange Act Reports of the Issuing Entity of such accounting  firm's report relating to their audits of such current Swap  Financial  Disclosure;  (2) secure  another  entity to replace Party A by way of a
                  Permitted Transfer,  either as party to this Agreement or by entering into a replacement derivative agreement,  on terms substantially in the form of this Agreement,  subject to prior  notification to the Swap Rating  Agencies,  which entity
                  (or a guarantor  therefor)  satisfies the Rating Agency Condition with respect to S&P and which entity is able to comply with the  requirements  of Item 1115 of Regulation AB; (3) only if sufficient to satisfy the  requirements  of Item 1115 of Regulation AB that are  applicable to the Derivative  Provider,  as evidenced by an opinion of counsel at the expense of Party A and that is reasonably  acceptable to the Depositor or as determined by the Depositor in its sole  discretion if this Agreement is transferred by Party A to another  entity,  subject to the Rating Agency  Condition with respect to
                  S&P,  obtain a guaranty of Party A's  obligations  under this  Agreement  from an  affiliate  of Party A that is able to comply with the financial  information  disclosure  requirements of Item 1115 of Regulation AB and this Agreement,  such that  disclosure  provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to the Swap
                  Provider,  and cause such  affiliate to provide Swap  Financial  Disclosure;  or (4) only if  sufficient  to satisfy the requirements  of Item 1115 of Regulation AB that are applicable to the Derivative  Provider,  as evidenced by an opinion of  counsel at the  expense of Party A and that is  reasonably  acceptable  to the  Depositor  or as  determined  by the
                  Depositor in its sole  discretion if this Agreement is transferred by Party A to another  entity,  post collateral in an amount  sufficient to reduce the  "significance  percentage"  for purposes of Item 1115 of Regulation AB with respect to any  Derivative  Agreement  relating  to such  Securitization,  calculated  separately  or in the  aggregate  with other
                  Derivative  Agreements for such Securitization (a) to 10% if the Securities  Administrator or Depositor has notified the
                  Derivative  Provider  that  the  "significance  percentage"  is 10% or more  (but  less  than  20%) or (b) to 20% if the
                  Securities  Administrator or Depositor has notified the Derivative  Provider that the  "significance  percentage" is 20%
                  or more. If permitted by Regulation  AB, any required Swap  Financial  Disclosure  may be provided by  incorporation  by reference from reports filed pursuant to the Exchange Act.

         (iv)     If Party A provides Swap Financial  Disclosure to the Depositor  pursuant to Part  5(e)(iii)(1)  or causes its affiliate to provide  Swap  Financial  Disclosure  to the  Depositor  pursuant to Part  5(e)(iii)(3),  then for so long as (x) the
                  Depositor is required to file  Exchange Act reports in respect of the Issuing  Entity and (y) on the  Distribution  Date
                  immediately  preceding  the date of any  release  of  updated  Swap  Financial  Disclosure  by  Party A, the  Securities
                  Administrator  or Depositor has provided  notice to Party A that the  "significance  percentage"  determined  under Item
                  1115 of  Regulation  AB is equal to or greater  than 10% with  respect to such  Distribution  Date,  Party A, at its own expense,  shall provide or cause to be provided to the Depositor any updated Swap Financial  Disclosure  with respect to
                  Party A or any entity that  consolidates  Party A within five (5) Local Business Days of the release of any such updated
                  Swap Financial Disclosure.

         (v)      Party A agrees that, in the event that Party A provides Swap  Financial  Disclosure to the Depositor in accordance  with
                  Part 5(e)(iii)(1),  or Party A causes its affiliate to provide Swap Financial  Disclosure to the Depositor in accordance with Part  5(e)(iii)(3),  or Party A provides or causes to be provided  updated Swap Financial  Disclosure in accordance with Part 5(e)(iv),  Party A will indemnify and hold harmless the  Depositor,  its respective  directors or officers and any person  controlling the Depositor,  from and against any and all losses,  claims,  damages and liabilities caused by any untrue  statement or alleged  untrue  statement of a material fact  contained in such Swap  Financial  Disclosure or caused by any omission or alleged  omission to state in such Swap  Financial  Disclosure a material  fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.

         (vi)     The Securities  Administrator  and Depositor shall be an express third party beneficiary of this Agreement as if it were a party hereto to the extent of the Depositor's rights explicitly specified in this Part 5(e).

 (f)     Transfers.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Neither this Agreement nor any interest or obligation in or under this  Agreement may be  transferred  (whether by way of security or otherwise)  by either party unless (a) the prior written  consent of the other party is obtained and (b)
                  the Rating Agency Condition has been satisfied with respect to S&P, except that:

                  (a)      Party A may make a Permitted  Transfer (1) pursuant to Section  6(b)(ii) (as amended  herein) or the Item 1115
                           Agreement,  (2) pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this  Agreement),  or (3) at any time at which no  Relevant  Entity has credit  ratings at least  equal to the
                           Approved Ratings Threshold;

                  (b)      Party B may transfer its rights and obligations  hereunder in connection  with a transfer  pursuant to Section
                           6.09 Successor  Indenture  Trustee of Securities  Administrator by Merger of the Indenture,  in any collateral assignment or other transfer described in the definition of Permitted Security Interest; and

                  (c)      a party may make  such a  transfer  of all or any part of its  interest  in any  amount  payable  to it from a
                           Defaulting Party under Section 6(e).

                  (d)      upon an  delivery  of an  Optional  Redemption  Notice  to  Noteholders,  Party B will  make a  transfer  or assignment of each  Transaction  under this  Agreement to NIC OTC LLC (the  "Transferee"),  so long as, with respect to such transaction,  (i) if an Early Termination Date were to occur at the time of such transfer or assignment,  Party A would have an  obligation  to make a payment  pursuant  to  Section  6(e) of the Master
                           Agreement  with  respect  to such  Transaction,  (ii)  NIC OTC LLC is the  party  exercising  such  Optional
                           Redemption  and is an affiliate of the Sponsor,  (iii) Party A determines  in its sole  discretion  that the transfer or  assignment  of such  Transaction  is  consistent  with Party A's then  current  credit and risk management  policies and (iv) Party A and NIC OTC LLC have entered into an ISDA Master Agreement prior to or concurrent  with such transfer or assignment.  If the conditions  (i)-(iv) above are satisfied and except as specified  otherwise in the documentation  evidencing a transfer or assignment,  a transfer or assignment of all the  obligations  of the  transferring  party will  constitute  an  acceptance  and  assumption  of such obligations  (and any related  interests so transferred)  by the Transferee,  and a release and discharge by the remaining party of the transferring  party from, and an agreement by the remaining party not to make any claim for payment,  liability, or otherwise against the transferring party with respect to, such obligations from and after the effective  date of the transfer.  Party A hereby agrees that  Transferee  may: (i) assign all of its rights and delegate all of its liabilities and  obligations  under the assigned  Transaction to a third party,  such  assignment and delegation to be effective  upon the receipt of written  consent  thereto from Party A (in its sole and absolute  discretion);  or (ii)  terminate the assigned  Transaction by giving three Business Days' prior written notice to Party A (the  "Optional  Termination  Date").  On such Optional
                           Termination  Date,  if any, a  termination  payment (if any) shall be payable by  Transferee  or Party A, as applicable,  as determined by the  Calculation  Agent by the  application of Section  6(e)(ii) of the Master
                           Agreement,  with  Market  Quotation  and Second  Method  being the  applicable  method for  determining  the termination payment and with Transferee as the sole Affected Party.

                  Any purported transfer or assignment that is not in compliance with this Section will be void.

         (ii)     If an  Eligible  Replacement  has made a Firm Offer  (which  remains an offer that will  become  legally  binding  upon acceptance  by Party B) to be the  transferee  pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)      Limited Recourse;  Non-Recourse.  Party A acknowledges and agrees that,  notwithstanding  any provision in this Agreement to the contrary,  the  obligations  of Party B hereunder  are limited  recourse  obligations  of Party B, payable  solely from the Swap
         Account and the proceeds thereof,  in accordance with the priority of payments and other terms of the Indenture and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders  or affiliates of Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other  obligations in connection  with any  transactions contemplated  hereby. In the event that the Swap Account and the proceeds thereof,  should be insufficient to satisfy all claims outstanding and following the realization of Swap Account and the proceeds  thereof,  any claims against or obligations of Party
         B under this Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter not revive.
         The Securities  Administrator  shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving  amounts in the Swap Account from the Trust created pursuant to the Indenture.  This provision will survive the termination of this Agreement.

(h)      Timing of Payments by Party B upon Early  Termination.  Notwithstanding  anything to the  contrary in Section  6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is calculated as being due in respect of any Early  Termination  Date under  Section 6(e) from Party B to Party A will be paid by Party B from amounts  other than any upfront payment paid to Party B by an Eligible  Replacement  that has entered into a Replacement  Transaction with Party B, then such Unfunded  Amount shall be due on the next subsequent  Distribution  Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent  Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided,  however, that if the date on which the payment  would have been payable as determined in accordance  with Section  6(d)(ii) is a  Distribution  Date, such payment will be payable on such Distribution Date.

(i)      Rating  Agency  Notifications.  Notwithstanding  any other  provision  of this  Agreement,  no Early  Termination  Date  shall be effectively  designated  hereunder by Party B and no transfer of any rights or obligations  under this Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)      No Set-off.  Except as expressly  provided for in Section 2(c),  Section 6 or Part 1(f)(i)(D)  hereof,  and  notwithstanding  any other provision of this Agreement or any other existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation between it and the other party  hereunder  against  any  obligation  between it and the other  party under any other  agreements.
         Section  6(e)  shall be  amended  by  deleting  the  following  sentence:  "The  amount,  if any,  payable in respect of an Early
         Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      Amendment.  Notwithstanding  any  provision to the  contrary in this  Agreement,  no  amendment of either this  Agreement or any
         Transaction  under this Agreement  shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l)      Notice of Certain  Events or  Circumstances.  Each Party agrees,  upon  learning of the  occurrence or existence of any event or condition that  constitutes (or that with the giving of notice or passage of time or both would  constitute) an Event of Default or  Termination  Event with  respect to such party,  promptly to give the other Party and to each Rating  Agency  notice of such event or  condition;  provided  that failure to provide  notice of such event or condition  pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)      Proceedings.  No Relevant  Entity shall institute  against,  or cause any other person to institute  against,  or join any other person in instituting against Party B, the Depositor,  Owner Trustee,  the Indenture Trustee, the Securities  Administrator,  or
         the trust  formed  pursuant  to the  Indenture,  in any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation proceedings or other  proceedings  under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable  preference  period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n)      Owner Trustee  Liability  Limitations.  It is expressly  understood  and agreed by the parties  hereto that (a) this Agreement is executed by  Wilmington  Trustee  Company not in its  individual  capacity,  but solely as Wilmington  Trustee  Company under the
         Indenture in the exercise of the powers and authority  conferred and invested in it thereunder;  (b) Wilmington  Trustee  Company has been directed  pursuant to the Indenture to enter into this Agreement and to perform its obligations  hereunder;  (c) each of the  representations,  undertakings  and  agreements  herein made on behalf of the  Issuing  Entity is made and  intended  not as personal  representations  of  Wilmington  Trustee  Company but is made and  intended for the purpose of binding only the Issuing
         Entity; and (d) under no circumstances  shall Wilmington Trustee Company in its individual  capacity be personally liable for any payments  hereunder  or for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken under this Agreement.

(o)      Severability.  If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall  be held to be  invalid  or  unenforceable  (in  whole or in part) in any  respect,  the  remaining  terms, provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without material  change,  the original  intentions of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement  will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided, however, that this severability  provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection  with any such Section)  shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any  invalid or  unenforceable  term,  provision, covenant or condition with a valid or enforceable term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)      Agent for Party B. Party A  acknowledges  that the Issuing Entity has appointed the Owner Trustee,  the Indenture  Trustee,  and the  Securities  Administrator  as agents under the Indenture to carry out certain  functions on behalf of Party B, and that the
         Owner Trustee,  the Indenture  Trustee,  and the Securities  Administrator  shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      [Reserved.]

(r)      Consent to Recording.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other  party of any and all  communications  between  trading,  marketing,  and  operations  personnel  of the parties and their
         Affiliates,  waives any further notice of such  monitoring or recording,  and agrees to notify such personnel of such monitoring or recording.

(s)      Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any suit,  action or  proceeding relating to this Agreement or any Credit Support Document.

(t)      Form of ISDA  Master  Agreement.  Party A and Party B hereby  agree  that the text of the body of the ISDA  Master  Agreement  is intended to be the printed form of the ISDA Master  Agreement  (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)      [Reserved.]

(v)      Capacity.  Party A represents  to Party B on the date on which Party A enters into this  Agreement  that it is entering  into the
         Agreement and the  Transaction as principal and not as agent of any person.  The Owner Trustee  represents to Party A on the date on which Party B enters into this  Agreement  that the Owner Trustee is executing the Agreement not in its  individual  capacity, but solely as Owner Trustee on behalf of the Issuing Entity.

(w)      [Reserved.]

 (x)     [Reserved.]

         Limitation on Events of Default.  Notwithstanding  the  provisions of Sections 5 and 6, with respect to any  Transaction,  if at any time and so long as Party B has  satisfied  in full all its payment  obligations  under  Section  2(a)(i) in respect of each
         Transaction with the reference number FXNCC9759 (each, a "Cap  Transaction") and has at the time no future payment  obligations, whether absolute or contingent, under such Section in respect of such Cap Transaction,  then unless Party A is required pursuant to appropriate  proceedings to return to Party B or otherwise  returns to Party B upon demand of Party B any portion of any such payment in respect of such Cap  Transaction,  (a) the  occurrence of an event  described in Section 5(a) with respect to Party B shall not  constitute an Event of Default or Potential  Event of Default with respect to Party B as Defaulting  Party in respect of such Cap  Transaction  and (b) Party A shall be entitled to  designate  an Early  Termination  Date  pursuant to Section 6 in respect of such Cap  Transaction  only as a result of the occurrence of a Termination  Event set forth in either Section 5(b)(i)
         or 5(b)(ii) with respect to Party A as the Affected Party,  or Section  5(b)(iii) with respect to Party A as the Burdened Party.
         For purposes of the Transactions  identified by the reference numbers FXNCC9759,  Party A acknowledges and agrees that Party B's only payment  obligation  under  Section  2(a)(i) in respect of each Cap  Transaction  is to pay the related Fixed Amount on the related Fixed Amount Payer Payment Date.

(y)      Permitted Security Interest.  Party A hereby acknowledges and consents to the Permitted Security Interest.

         "Permitted  Security  Interest"  means the  collateral  assignment by Party B of the Swap  Collateral  to the Indenture  Trustee
         pursuant to the  Indenture  and any transfer of such rights  pursuant to an exercise of  creditor's  remedies in respect of such collateral  assignment,  and the granting to the Indenture  Trustee of a first priority security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right, title and interest of Party B in this Agreement,  each Transaction hereunder, and all present and future amounts payable by Party A to Party B under or in connection  with the Agreement or any  Transaction  governed by the
         Agreement, including, without limitation, any transfer or termination of any such Transaction.

(z)      Additional Definitions.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

         "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

         "Approved  Replacement"  means,  with respect to a Market Quotation,  an entity making such Market Quotation,  which entity would satisfy  conditions  (a),  (b),  (c) and (d) of the  definition  of  Permitted  Transfer  (as  determined  by Party B in its sole discretion,  acting in a  commercially  reasonable  manner) if such entity were a  Transferee,  as defined in the  definition  of
         Permitted Transfer.

         "Derivative  Provider  Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a
         Termination  Event  with  respect to which  Party A is the sole  Affected  Party or (iii) an  Additional  Termination  Event with respect to which Party A is the sole Affected Party.

         "Eligible  Guarantee"  means an  unconditional  and  irrevocable  guarantee  of all present and future  payment  obligations  and obligations  to post  collateral  of Party A under this  Agreement  (or,  solely  for  purposes  of the  definition  of  Eligible
         Replacement,  all present and future payment  obligations and obligations to post collateral of such Eligible  Replacement  under this Agreement or its  replacement,  as applicable)  which is provided by a guarantor as principal  debtor rather than surety and which is directly  enforceable by Party B, the form and substance of which  guarantee are subject to the Rating Agency  Condition with respect to S&P.

         "Eligible  Replacement"  means an entity (A) that lawfully  could perform the  obligations  owing to Party B under this Agreement
         (or its  replacement,  as applicable),  (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required  Ratings
         Threshold or (y) all present and future  obligations of which entity owing to Party B under this  Agreement (or its  replacement, as applicable)  are guaranteed  pursuant to an Eligible  Guarantee  provided by a guarantor with credit ratings from S&P at least equal to the S&P Required  Ratings  Threshold,  in either case if S&P is a Rating Agency,  (II) (x) which has credit ratings from
         Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold  or (y) all  present and future  obligations  of which entity  owing to Party B under this  Agreement  (or its  replacement,  as  applicable)  are  guaranteed  pursuant  to an Eligible
         Guarantee  provided by a guarantor  with credit  ratings  from  Moody's at least  equal to the  Moody's  Second  Trigger  Ratings
         Threshold, in either case if Moody's is a Rating Agency.

         "Estimated Swap Termination  Payment" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a  commercially  reasonable  manner as the  maximum  payment  that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e), taking into account then current market conditions.

         "Financial  Institution"  means a bank,  broker/dealer,  insurance company,  structured  investment company or derivative product company.

         "Firm Offer" means a quotation  from an Eligible  Replacement  (i) in an amount equal to the actual amount payable by or to Party
         B in consideration of an agreement  between Party B and such Eligible  Replacement to replace Party A as the counterparty to this
         Agreement by way of novation or, if such novation is not  possible,  an agreement  between Party B and such Eligible  Replacement to enter into a Replacement  Transaction  (assuming that all Transactions  hereunder become  Terminated  Transactions),  and (ii)
         that  constitutes  an offer by such Eligible  Replacement  to replace Party A as the  counterparty  to this  Agreement or enter a
         Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

         "Moody's First Trigger  Ratings  Threshold"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee,  or an
         Eligible  Replacement,  (i) if such entity has a short-term  unsecured and  unsubordinated  debt rating from Moody's, a long-term unsecured  and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of "A2"  and a  short-term  unsecured  and unsubordinated  debt  rating  from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating or  counterparty  rating  from  Moody's,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from Moody's of "A1".

         "Moody's  Second  Trigger  Downgrade  Event" means that no Relevant  Entity has credit ratings from Moody's at least equal to the
         Moody's Second Trigger Ratings Threshold.

         "Moody's Second Trigger Ratings  Threshold"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee,  or an
         Eligible  Replacement,  (i) if such entity has a short-term  unsecured and  unsubordinated  debt rating from Moody's, a long-term unsecured  and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of "A3"  and a  short-term  unsecured  and unsubordinated  debt  rating  from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from  Moody's,  a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from
         Moody's of "A3".

         "Permitted  Transfer"  means a transfer by novation  by Party A, in the  circumstances  specified  in this  Agreement  (including agreements  incorporated by reference herein) as a Permitted  Transfer,  to a transferee (the  "Transferee") of Party A's rights, liabilities,  duties and  obligations  under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the  Transferee  are both  "dealers  in  notional principal  contracts" within the meaning of Treasury  regulations section 1.1001-4 (in each case as certified by such entity);(c)
         as of the date of such  transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any payments under  this  Agreement  or would be  required  to gross up for such Tax under  Section  2(d)(i)(4);  (d) an Event of  Default  or
         Termination Event would not occur as a result of such transfer;  (e) the Transferee  contracts with Party B pursuant to a written instrument  (the "Transfer  Agreement") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights,  liabilities,  duties and obligations  under the Agreement and all relevant  Transactions,  which terms are identical to the terms of this  Agreement,  other than party names,  dates  relevant to the effective  date of such transfer, tax  representations  (provided  that the  representations  in Part  2(a)(i)  are not  modified)  and any  other  representations regarding the status of the  substitute  counterparty  of the type included in Part 5(b)(iv),  Part  5(v)(i)(2) or Part 5(v)(ii),
         notice  information  and account  details,  and (ii) each Rating Agency has been given prior written notice of such transfer,  or
         (B) (i) on terms  that (x) have the  effect of  preserving  for Party B the  economic  equivalent  of all  payment  and  delivery obligations  (whether  absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) under this
         Agreement  immediately before such transfer and (y) are, in all material respects,  no less beneficial for Party B than the terms of this  Agreement  immediately  before such  transfer,  as  determined by Party B, and (ii) Moody's has been given prior written notice of such transfer and the Rating Agency  Condition is satisfied  with respect to S&P; (f) Party A will be  responsible  for any costs or expenses  incurred in connection with such transfer  (including any replacement  cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the Indenture.

         "Rating  Agency  Condition"  means,  with respect to any  particular  proposed act or omission to act  hereunder  and each Rating
         Agency  specified  in  connection  with such  proposed act or  omission,  that each such Rating  Agency  provides  prior  written confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any
         Notes.

         "Rating Agencies" mean, with respect to any date of determination,  each of S&P and Moody's,  to the extent that each such rating agency is then  providing  a rating for any of the  Newcastle  Mortgage  Securities  Trust  2007-1,  Asset-Backed  Notes,  Series
         2007-1or any notes backed by any of such asset-backed notes (collectively the "Notes").

         "Relevant Entities" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

         "Replacement  Transaction" means, with respect to any Terminated Transaction or group of Terminated  Transactions,  a transaction or group of  transactions  that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of
         Party A's rights,  liabilities,  duties and  obligations  under this  Agreement  and all relevant  Transactions,  which terms are identical to the terms of this  Agreement,  other than party names,  dates relevant to the effective  date of such transfer,  tax representations  (provided that the  representations  in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type included in Part  5(b)(iv),  Part  5(v)(i)(2) or Part  5(v)(ii),  notice information  and account  details,  save for the  exclusion  of  provisions  relating  to  Transactions  that are not  Terminated
         Transactions,  or (B) (x) would have the effect of  preserving  for Party B the  economic  equivalent  of any payment or delivery
         (whether the  underlying  obligation  was absolute or  contingent  and assuming the  satisfaction  of each  applicable  condition precedent)  under this Agreement in respect of such Terminated  Transaction or group of Terminated  Transactions  that would, but for the occurrence of the relevant Early  Termination  Date,  have been required after that date, and (y) has terms which are, in all material  respects,  no less  beneficial  for Party B than those of this  Agreement  (save for the  exclusion  of  provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

         "Required  Ratings  Downgrade  Event" means that no Relevant  Entity has credit  ratings at least equal to the  Required  Ratings
         Threshold.  For purposes of determining  whether a Required  Ratings  Downgrade  Event has occurred,  each Relevant  Entity shall provide its credit ratings to Party B in writing, upon request of Party B.

         "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

         "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

         "S&P Approved  Ratings  Threshold"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee,  or an Eligible
         Replacement,  a  short-term  unsecured  and  unsubordinated  debt  rating of "A-1" from S&P,  or, if such  entity does not have a short-term  unsecured  and  unsubordinated  debt  rating  from S&P, a  long-term  unsecured  and  unsubordinated  debt  rating or counterparty rating of "A+" from S&P.

         "S&P  Required  Ratings  Downgrade  Event"  means that no Relevant  Entity has credit  ratings from S&P at least equal to the S&P
         Required Ratings Threshold.

         "S&P Required  Ratings  Threshold"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee,  or an Eligible
         Replacement,  (I) if such entity is a Financial Institution,  a short-term unsecured and unsubordinated debt rating of "A-2" from
         S&P, or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term unsecured and unsubordinated  debt rating or counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial  Institution,  a short-term  unsecured and unsubordinated  debt rating of "A-1" from S&P, or, if such entity does not have a short-term  unsecured and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating of "A+"
         from S&P.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.

                                            By:_________________________________________
                                                 Name:
                                                 Title:

                                            NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
                                            By: Wilmington Trust Company, not in its individual
                                            capacity, but solely as Owner Trustee

                                            By:____________________________________________
                                               Name:

                                               Title:

                                                                                                                             ANNEX A

                                                                 ISDA®
                                                         CREDIT SUPPORT ANNEX
                                                        to the Schedule to the
                                                         ISDA Master Agreement
                                                   dated as of July 12, 2007 between
                       Bear Stearns Financial Products Inc. (hereinafter referred to as "Party A" or "Pledgor")
                                                                  and
                                              Newcastle Mortgage Securities Trust 2007-1
                                       (hereinafter referred to as "Party B" or "Secured Party")

For the avoidance of doubt, and  notwithstanding  anything to the contrary that may be contained in the Agreement,  this Credit Support
Annex shall  relate  solely to the  Transaction  documented  in the  Confirmation  dated July 12,  2007,  between  Party A and Party B,
Reference Number FXNSC9757 and FXNCC9759 .

Paragraph 13.  Elections and Variables.

(a)      Security Interest for "Obligations".  The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                           (I)      the words  "upon a demand  made by the Secured  Party on or  promptly  following a Valuation  Date"
                                    shall be  deleted  and  replaced  with the words  "not  later  than the close of  business  on each
                                    Valuation Date",

                           (II)     the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Value as of that Valuation  Date of all Posted Credit  Support held by the Secured  Party." shall be deleted in its entirety and replaced with the following:

                                    "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greater of

                                    (1)     the amount by which (a) the S&P Credit  Support  Amount for such Valuation Date exceeds (b)
                                            the S&P  Value,  as of such  Valuation  Date,  of all  Posted  Credit  Support  held by the
                                            Secured Party, and

                                    (2)     the amount by which (a) the Moody's  Credit  Support Amount for such Valuation Date exceeds
                                            (b) the Moody's  Value,  as of such  Valuation  Date, of all Posted Credit  Support held by the Secured Party.", and

                           (III)    if, on any Valuation  Date, the Delivery  Amount equals or exceeds the Pledgor's  Minimum  Transfer
                                    Amount,  the Pledgor will  Transfer to the Secured  Party  sufficient  Eligible  Credit  Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

                  (B)      "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                           (I)      the sentence  beginning  "Unless  otherwise  specified in Paragraph 13" and ending "(ii) the Credit
                                    Support Amount." shall be deleted in its entirety and replaced with the following:

                                    "The "Return  Amount"  applicable to the Secured Party for any Valuation Date will equal the lesser of

                                    (1)     the amount by which (a) the S&P Value,  as of such  Valuation  Date,  of all Posted  Credit
                                            Support  held by the  Secured  Party  exceeds  (b) the S&P Credit  Support  Amount for such
                                            Valuation Date, and

                                    (2)     the  amount by which (a) the  Moody's  Value,  as of such  Valuation  Date,  of all  Posted
                                            Credit  Support held by the Secured Party  exceeds (b) the Moody's  Credit  Support  Amount for such Valuation Date.", and

                           (II)     in no event  shall the  Secured  Party be required to  Transfer  any Posted  Credit  Support  under
                                    Paragraph 3(b) if, immediately  following such transfer,  the Delivery Amount would be greater than zero.

                  (C)      "Credit  Support  Amount" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any  Valuation  Date,  reference  shall be made to the S&P Credit  Support  Amount,  the Moody's  Credit
                           Support Amount for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

         (ii)     Eligible Collateral.

                  The items set forth on the  schedule of Eligible  Collateral  attached as Schedule A hereto will qualify as "Eligible
                  Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).

         (iii)    Other Eligible Support.

                  The following items will qualify as "Other Eligible Support" for the party specified:

                  Not applicable.

         (iv)     Threshold.

                  (A)      "Independent Amount" means zero with respect to Party A and Party B.

                  (B)      "Moody's  Threshold"  means,  with respect to Party A and any  Valuation  Date,  if a Moody's  First Trigger
                           Downgrade  Event has occurred and is  continuing  and such Moody's First  Trigger  Downgrade  Event has been continuing (i) for at least 30 Local Business Days or (ii) since this Annex was executed,  zero;  otherwise, infinity.

                           "S&P  Threshold"  means,  with  respect  to  Party A and any  Valuation  Date,  if an S&P  Approved  Ratings
                           Downgrade  Event has  occurred and is  continuing  and such S&P Approved  Ratings  Downgrade  Event has been continuing (i) for at least 10 Local Business Days or (ii) since this Annex was executed,  zero;  otherwise, infinity.

                           "Threshold" means, with respect to Party B and any Valuation Date, infinity.

                  (C)      "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided,  however, that if the aggregate  Certificate  Principal Balance of any Certificates and the aggregate principal balance of any
                           Notes rated by S&P is at the time of any transfer less than USD 50,000,000,  the "Minimum  Transfer  Amount"
                           shall be USD 50,000.

                  (D)      Rounding:  The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return
                           Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      Valuation and Timing.

         (i)      "Valuation Agent" means Party A.

         (ii)     "Valuation Date" means each Local Business Day on which any of the S&P Threshold or the Moody's Threshold is zero.

         (iii)    "Valuation  Time"  means  the  close  of  business  in the city of the  Valuation  Agent on the  Local  Business  Day immediately  preceding the Valuation Date or date of calculation,  as applicable;  provided that the  calculations of
                  Value and Exposure will be made as of  approximately  the same time on the same date. The Valuation Agent will notify each  party  (or the  other  party,  if the  Valuation  Agent is a party)  of its  calculations  not  later  than the
                  Notification  Time on the  applicable  Valuation  Date (or in the case of  Paragraph  6(d),  the Local  Business  Day following the day on which such relevant calculations are performed)."

         (iv)     "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d)      Conditions  Precedent  and Secured  Party's  Rights and  Remedies.  The  following  Termination  Events  will be a  "Specified
         Condition" for the party specified  (that party being the Affected Party if the Termination  Event occurs with respect to that party):  With respect to Party A and Party B: None.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  If  specified  here as  applicable,  then the  Pledgor  must  obtain the  Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      Dispute Resolution.

         (i)      "Resolution  Time" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C) and 5(ii), the S&P Value and Moody's Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

                  For Eligible  Collateral  other than Cash in the form of securities  listed in Schedule A: the sum of (A) the product of (1)(x) the bid-side  quotation at the Valuation  Time for such  securities on the  principal  national  securities exchange on which such  securities  are listed,  or (y) if such  securities  are not listed on a national  securities exchange,  the arithmetic  mean of the bid-side  quotations for such  securities  quoted at the Valuation Time by any three  principal  market  makers for such  securities  selected by the  Valuation  Agent,  provided  that if only two bid-side quotations are obtained,  then the arithmetic mean of such two bid-side quotations will be used, and if only one bid-side  quotation is obtained,  such  quotation  shall be used, or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the Valuation  Time for the day next preceding such date on which  such  prices  were  available  and (2) the  applicable  Valuation  Percentage  for such  Eligible
                  Collateral,  and (B) the  accrued  interest  on such  securities  (except to the extent  Transferred  to the  Pledgor pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately  preceding clause
                  (A)) as of such date.

                  For Cash, the amount thereof multiplied, in the case of the S&P Value, by the applicable S&P Valuation Percentage.

         (iii)    Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility  to Hold  Posted  Collateral;  Custodians.  Party B (or its  Custodian)  will be  entitled to hold Posted
                  Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (1)      it is not a Defaulting Party.

                  (2)      Posted  Collateral  consisting  of Cash or  certificated  securities  that  cannot be paid or  delivered  by book-entry  may be held only in any state of the United  States  which has adopted  the  Uniform  Commercial
                           Code, and

                  (3)      in the case of any Custodian for Party B, such Custodian (or, to the extent  applicable,  its parent company or credit  support  provider)  shall  then have  credit  ratings  from S&P at least  equal to the  Custodian
                           Required  Rating  Threshold.  If at any time the  Custodian  does not have credit  ratings from S&P at least equal to the  Custodian  Required  Rating  Threshold,  the Trustee must within 60 days obtain a  replacement
                           Custodian with credit ratings from S&P at least equal to the Custodian Required Rating Threshold.

                  Initially, the Custodian for Party B is: Securities Administrator

         (ii)     Use of Posted  Collateral.  The provisions of Paragraph  6(c) will not apply to Party B or its  Custodian;  provided, however,  that if Party A delivers Posted Collateral in book-entry form, then Paragraph  6(c)(ii) will apply to Party
                  B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)      Distributions and Interest Amount.

         (i)      Interest Rate. The "Interest Rate" will be the actual  interest rate earned on Posted  Collateral in the form of Cash that is held by Party B or its Custodian.  Posted  Collateral in the form of Cash shall be invested in such overnight
                  (or redeemable within two Local Business Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by
                  S&P and (y)  Prime-1 by Moody's or Aaa by Moody's,  as  directed by Party A. Gains and losses  incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted  Investments as directed by Party A shall be for the account of Party A.

         (ii)     Amendment of  Paragraph  6(d)(i) -  Distributions.  Paragraph  6(d)(i)  shall be deleted in its entirety and replaced with the following:

                  "Distributions.  Subject to  Paragraph  4(a),  if Party B receives  Distributions  on a Local  Business  Day, it will
                  Transfer to Party A not later than the following Local Business Day any  Distributions it receives to the extent that a Delivery  Amount would not be created or increased by that Transfer,  as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). "

         (iii)    Amendment of Paragraph  6(d)(ii) - Interest  Amount.  Clause  (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii) Interest  Amount.  In lieu of any interest,  dividends or other amounts paid with respect to Posted  Collateral in the form of Cash (all of which may be retained  by the Secured  Party),  the  Secured  Party will  Transfer to the
                  Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business Day, the next Local Business
                  Day) the Interest Amount.  Any Interest Amount or portion thereof  actually  received by Party B, but not Transferred pursuant to this Paragraph will constitute  Posted Collateral in the form of Cash and will be subject to the security interest  granted  under  Paragraph  2. For  purposes  of  calculating  the  Interest  Amount the amount of  interest calculated  for each day of the interest  period shall be compounded  monthly."  Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

(i)      Additional Representation(s).  There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

         (ii)     "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      Demands and Notices.All  demands,  specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement,  except that any demand,  specification or notice shall be given to or made at the following addresses,  or at such other address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:  at the address designated in writing from time to time.

(l)      Address for Transfers.  Each Transfer  hereunder shall be made to the address  specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

                  Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                           Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Party B's Custodian account details for holding collateral:

                  Wells Fargo Bank, N.A.
                  ABA Number: 121000248
                  Account Name:  SAS Clearing
                  Account Number: 3770771416
                  FFC Number: 53162603

(m)      Other Provisions.

         (i)      Collateral Account.  Party B shall open and maintain a segregated  account,  and hold, record and identify all Posted
                  Collateral in such segregated account.

         (ii)     Agreement as to Single  Secured  Party and Single  Pledgor.  Party A and Party B hereby  agree that,  notwithstanding anything to the contrary in this Annex,  (a) the term  "Secured  Party" as used in this Annex means only Party B, (b)
                  the term  "Pledgor"  as used in this  Annex  means  only  Party A, (c) only  Party A makes  the  pledge  and grant in
                  Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

         (iii)    Calculation  of Value.  Paragraph  4(c) is hereby  amended by deleting the word "Value" and inserting in lieu thereof
                  "S&P Value,  Moody's Value".  Paragraph  4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value,  Moody's  Value" and (B) deleting the words "the Value" and  inserting in lieu thereof
                  "S&P Value,  Moody's  Value".  Paragraph  5 (flush  language)  is hereby  amended by  deleting  the word  "Value" and inserting in lieu thereof "S&P Value,  Moody's Value".  Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's  Value".  Paragraph  5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's Value, as may be".  Paragraph  5(ii) is hereby  amended  by (1)  deleting  the first  instance  of the words  "the  Value"  and inserting in lieu thereof "any one or more of the S&P Value,  Moody's Value" and (2) deleting the second  instance of the words "the Value" and  inserting in lieu thereof  "such  disputed S&P Value,  Moody's  Value".  Each of Paragraph
                  8(b)(iv)(B)  and Paragraph  11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's Value".

         (iv)     Form of Annex.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit  Support Annex  (Bilateral  Form - ISDA  Agreements  Subject to New
                  York Law Only version) as published and copyrighted in 1994 by the International  Swaps and Derivatives  Association,
                  Inc.

         (v)      Events of Default.  Clause (iii) of Paragraph 7 shall not apply to Party B.

         (vi)     Expenses.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be  responsible  for, and will reimburse  the Secured  Party for,  all  transfer  and other taxes and other costs  involved in  maintenance  and any
                  Transfer of Eligible Collateral.

         (vii)    Withholding.  Paragraph  6(d)(ii) is hereby  amended by  inserting  immediately  after "the  Interest  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

         (ix)     Additional Definitions.  As used in this Annex:

                  "Custodian  Required Rating Threshold" means,  with respect to an entity, a short-term  unsecured and  unsubordinated debt rating  from S&P of "A-1," or, if such  entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "DV01"  means,  with respect to a Transaction  and any date of  determination,  the  estimated  change in the Secured
                  Party's Transaction  Exposure with respect to such Transaction that would result from a one basis point change in the relevant  swap  curve on such  date,  as  determined  by the  Valuation  Agent in good  faith  and in a  commercially reasonable  manner  in  accordance  with the  relevant  methodology  customarily  used by the  Valuation  Agent.  The
                  Valuation  Agent shall,  upon request of Party B, provide to Party B a statement  showing in  reasonable  detail such calculation.

                  "Exposure"  has the  meaning  specified  in  Paragraph  12,  except  that  (1) after the word  "Agreement"  the words
                  "(assuming,  for this purpose only, that Part  1(f)(i)(A-E) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure,  the words "without  assuming that the terms of such Replacement  Transactions are materially less beneficial for Party B than the terms of this Agreement" shall be added.

                  "Local Business Day" means,  for purposes of this Annex:  any day on which (A) commercial banks are open for business
                  (including  dealings in foreign  exchange  and foreign  currency  deposits)  in New York and the location of Party A,
                  Party B and any Custodian,  and (B) in relation to a Transfer of Eligible Collateral,  any day on which the clearance system agreed  between the parties for the delivery of Eligible  Collateral is open for  acceptance  and execution of settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible  Collateral  for which delivery is contemplated  by other means a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "Moody's Credit Support Amount" means, for any Valuation Date:

                  (A)      if the Moody's  Threshold for such  Valuation  Date is zero and (i) it is not the case that a Moody's Second
                           Trigger  Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has
                           occurred and is  continuing  and less than 30 Local  Business  Days have elapsed  since such Moody's  Second
                           Trigger  Downgrade Event first  occurred,  an amount equal to the greater of (x) zero and (y) the sum of the
                           Secured Party's Exposure and the aggregate of Moody's First Trigger  Additional Amounts for all Transactions
                           and such Valuation Date;

                  (B)      if the Moody's  Threshold for such Valuation Date is zero and if a Moody's  Second Trigger  Downgrade  Event has occurred and is continuing  and at least 30 Local  Business Days have elapsed since such Moody's  Second
                           Trigger  Downgrade  Event first  occurred,  an amount equal to the greatest of (x) zero,  (y) the  aggregate amount of the Next Payments for all Next Payment Dates,  and (z) the sum of the Secured Party's Exposure and
                           the aggregate of Moody's Second Trigger Additional Amounts for all Transactions and such Valuation Date; or

                  (C)      if the Moody's Threshold for such Valuation Date is infinity, zero.

                  "Moody's First Trigger  Additional  Amount" means, for any Valuation Date and any Transaction,  the lesser of (x) the product of the Moody's First Trigger DV01  Multiplier and DV01 for such  Transaction  and such Valuation Date and (y)
                  the product of (i) the Moody's First Trigger  Notional  Amount  Multiplier,  (ii) the Scale Factor,  if any, for such
                  Transaction,  or, if no Scale Factor is applicable for such  Transaction,  one and (iii) the Notional Amount for such
                  Transaction for the  Calculation  Period for such  Transaction  (each as defined in the related  Confirmation)  which includes such Valuation Date.

                  "Moody's First Trigger  Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "Moody's First Trigger DV01 Multiplier" means 15.

                  "Moody's First Trigger Notional Amount Multiplier" means 2%.

                  "Moody's First Trigger  Value" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
                  Eligible Collateral set forth in Schedule A.

                  "Moody's Second Trigger Additional Amount" means, for any Valuation Date and any Transaction,

                  (A)      if such  Transaction  is not a  Transaction-Specific  Hedge,  the lesser of (i) the  product of the  Moody's
                           Second Trigger DV01  Multiplier and DV01 for such  Transaction  and such Valuation Date and (ii) the product of (1) the Moody's  Second  Trigger  Notional  Amount  Multiplier,  (2) the Scale  Factor,  if any, for such
                           Transaction,  or, if no Scale Factor is specified in such  Transaction,  one and (3) the Notional Amount for such  Transaction  for the  Calculation  Period  for  such  Transaction  (each  as  defined  in the  related
                           Confirmation) which includes such Valuation Date; or

                  (B)      if such  Transaction is a  Transaction-Specific  Hedge,  the lesser of (i) the product of the Moody's Second
                           Trigger  Transaction-Specific  Hedge DV01  Multiplier and DV01 for such  Transaction and such Valuation Date and  (ii)  the  product  of (x) the  Moody's  Second  Trigger  Transaction-Specific  Hedge  Notional  Amount
                           Multiplier,  (y) the Scale Factor,  if any, for such  Transaction,  or, if no Scale Factor is applicable for such Transaction,  one, and (z) the Notional Amount for such Transaction for the Calculation Period for such
                           Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

                  "Moody's Second Trigger DV01 Multiplier" means 50.

                  "Moody's Second Trigger Notional Amount Multiplier" means 8%.

                  "Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier" means 65.

                  "Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier" means 10%.

                  "Moody's Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

                  (A)      if the Moody's  Threshold for such  Valuation  Date is zero and (i) it is not the case that a Moody's Second
                           Trigger  Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has
                           occurred and is  continuing  and less than 30 Local  Business  Days have elapsed  since such Moody's  Second
                           Trigger  Downgrade Event first occurred,  the corresponding  percentage for such Eligible  Collateral in the column headed "Moody's First Trigger Valuation Percentage", or

                  (B)      if a Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and at least 30 Local Business
                           Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  the  corresponding percentage for such Eligible Collateral in the column headed "Moody's Second Trigger Valuation Percentage.

                  "Moody's  Value"  means,  on any date and with  respect to any Eligible  Collateral  the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody's Valuation  Percentage for such Eligible Collateral set forth in Schedule A.

                  "Next Payment" means,  in respect of each Next Payment Date, the greater of (i) the aggregate  amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the aggregate  amount of any payments due to be made by Party B under  Section  2(a) on such Next  Payment Date (any such  payments  determined  based on rates prevailing the date of determination) and (ii) zero.

                  "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

                  "Remaining  Weighted Average Maturity" means,  with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "Replacement  Transaction" for the purposes of this Annex, means, with respect to any Terminated Transaction or group of Terminated  Transactions,  a transaction or group of transactions that would have the effect of preserving for the
                  Secured Party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent  and assuming the  satisfaction  of each  applicable  condition  precedent)  by the parties  under Section
                  2(a)(i) in respect of such  Terminated  Transaction  or group of  Terminated  Transactions  that  would,  but for the occurrence of the relevant Early  Termination  Date,  have been required after that date,  without  assuming that the terms of such  transaction or group of transactions  are materially less beneficial for Party B than the terms of the
                  Terminated Transaction or group of Terminated Transactions.

                  "S&P Approved  Ratings  Downgrade  Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P Credit Support Amount" means, for any Valuation Date:

                  (A)      if the S&P Threshold  for such  Valuation  Date is zero and it is not the case that an S&P Required  Ratings
                           Downgrade  Event has occurred and been  continuing  for at least 10 Local  Business Days, an amount equal to the greater of (x) zero and (y) than Secured Party's Exposure on such Valuation Date;

                  (B)      if the S&P  Threshold  for  such  Valuation  Date is zero and it is the case  that an S&P  Required  Ratings
                           Downgrade  Event has occurred and been  continuing  for at least 10 Local  Business Days, an amount equal to the greater of (x) zero and (y) 125% of the Secured Party's Exposure on such Valuation Date; or

                  (C)      if the S&P Threshold for such Valuation Date is infinity, zero.

                   "S&P Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

                  (A)      if the S&P Threshold  for such  Valuation  Date is zero and it is not the case that an S&P Required  Ratings
                           Downgrade  Event has occurred and been  continuing for at least 10 Local  Business  Days, the  corresponding percentage for such Eligible  Collateral in the column headed "S&P Approved Ratings  Valuation  Percentage;"
                           or

                  (B)      if an S&P Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local Business
                           Days, the corresponding  percentage for such Eligible  Collateral in the column headed "S&P Required Ratings
                           Valuation Percentage".

                  "S&P Value" means, on any date and with respect to any Eligible  Collateral,  (A) in the case of Eligible  Collateral other than Cash,  the product of (x) the bid price obtained by the Valuation  Agent for such Eligible  Collateral and
                  (y) the applicable S&P Valuation  Percentage for such Eligible Collateral set forth in Schedule A and (B) in the case of Cash, the amount thereof multiplied by the applicable S&P Valuation Percentage.

                  "Transaction  Exposure"  means,  for any  Transaction,  Exposure  determined  as if such  Transaction  were  the only
                  Transaction between the Secured Party and the Pledgor.

                  "Transaction-Specific  Hedge"  means any  Transaction  that is (i) an interest  rate swap in respect of which (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any Calculation  Period (as defined in the related  Confirmation)  otherwise is not a specific dollar amount that is fixed at the inception of the  Transaction,  (ii) an interest rate cap,  (iii) an interest rate floor or (iv)
                  an interest rate swaption.

                  "Valuation  Percentage"  shall mean, for purposes of  determining  the S&P Value or Moody's Value with respect to any
                  Eligible  Collateral or Posted Collateral,  the applicable S&P Valuation  Percentage or Moody's Valuation  Percentage
                  for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Schedule A.

                  "Value" shall mean, in respect of any date, the related S&P Value and the related Moody's Value.

                                           [Remainder of this page intentionally left blank]

         IN WITNESS  WHEREOF,  the parties have  executed  this Annex by their duly  authorized  representatives  as of the date of the
Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.                          NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1
                                                              By:    Wilmington    Trust    Company,    not    in    its
                                                              individual capacity, but solely as Owner Trustee

By:   _____________________________                          By:   _____________________________________
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date:

                                                              SCHEDULE A

                                                          Eligible Collateral

                                                                       S&P                                    Moody's            Moody's
 ISDA Collateral Asset                                          Valuation Approved      S&P Required       First Trigger      Second Trigger
  Definition (ICAD)                                                  Ratings          Ratings Valuation      Valuation          Valuation
         Code                Remaining Maturity in Years            Percentage           Percentage          Percentage         Percentage
______________________________________________________________________________________________________________________________________________
(A)  US-CASH                             N/A                           100%                  80%                100%               100%
(B)  US-TBILL
     US-TNOTE
     US-TBOND
                                      1 or less                       98.9%                 79.1%               100%               100%
                           More than 1 but not more than 2             98%                  78.4%               100%               99%
                           More than 2 but not more than 3             98%                  78.4%               100%               98%
                           More than 3 but not more than 5             98%                  78.4%               100%               97%
                           More than 5 but not more than 7            93.7%                  75%                100%               96%
                           More than 7 but not more than 10           92.6%                 74.1%               100%               94%
                          More than 10 but not more than 20           91.1%                 72.9%               100%               90%
                                     More than 20                     88.6%                 70.9%               100%               88%
      (C) US-GNMA
          US-FNMA
          US-FHLMC
                                      1 or less                       98.5%                 78.8%               100%               99%
                           More than 1 but not more than 2             98%                  78.4%               100%               99%
                           More than 2 but not more than 3             98%                  78.4%               100%               98%
                           More than 3 but not more than 5             98%                  78.4%               100%               96%
                           More than 5 but not more than 7            92.6%                 74.1%               100%               93%
                           More than 7 but not more than 10           92.6%                 74.1%               100%               93%
                          More than 10 but not more than 20           87.7%                 70.2%               100%               89%
                                     More than 20                     84.4%                 67.5%               100%               87%

         The ISDA Collateral  Asset  Definition  (ICAD) Codes used in this Schedule A are taken from the Collateral  Asset  Definitions
         (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.